As filed with the Securities and Exchange Commission on August 6, 1998.

                            Registration No. ________

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM N-14

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                               Colonial Trust II*
               (Exact name of Registrant as Specified in Charter)

                     One Financial Center, Boston, MA 02111
                    (Address of Principal Executive Offices)

                                 (617) 426-3750
                        (Area Code and telephone Number)

                                   ----------

                              Nancy L. Conlin, Esq.
                      Colonial Management Associates, Inc.
                              One Financial Center
                                Boston, MA 02111

                                    ---------

                 Approximate Date of Proposed Public Offering:
  As soon as practicable after this Registration Statement becomes effective.

                                   ----------

      It is proposed that this filing will become effective on September 5, 1998 pursuant to Rule 488.

                                    ---------

                     Title of Securities Being Registered:
                   Shares of Beneficial Interest, no par value

                                   ----------

An indefinite amount of the Registrant's securities has been registered under the Securities Act of 1933 pursuant to Rule 24f-2. In reliance upon such Rule, no filing fee is being paid at this time. A Rule 24f-2 notice for the Registrant for the year ended August 31, 1997 was filed on November 3, 1997.




--------

     * On behalf of its Colonial Money Market Fund and Colonial Short Duration U.S. Government Fund series.

                                Colonial Trust II
                          (Colonial Money Market Fund)
                 (Colonial Short Duration U.S. Government Fund)

                              Cross-Reference Sheet
                           as required by Rule 481(a)

Part A
Form N-14 Item                 Caption in Prospectus/Proxy Statement

    1                          Cross-Reference Sheet; Front Cover

    2                          Front Cover; Back Cover

    3                          Cover Letter; Introduction; The Acquisition; The
                               Reorganization; Exhibit B

    4                          Cover Letter; Introduction; The Acquisition; The
                               Reorganization; Exhibit A

    5, 6                       Cover Letter; Introduction; The Acquisition; The
                               Reorganization; Exhibit B; Exhibit C; Exhibit D

    7                          Cover Letter; Notice of Joint Special Meeting;
                               Introduction; Voting and Solicitation

    8                          Principal Shareholders

    9                          Not Applicable

Part B
Form N-14 Item                 Caption in Statement of Additional Information

    10, 11                     Cover Page

    12, 13                     Not Applicable

    14                         Financial Statements

Part C
Form N-14 Item

    15                         Indemnification

    16                         Exhibits

    17                         Undertakings

September 5, 1998

  Special Notice to Shareholders of the Crabbe Huson U.S. Government Income and
                       U.S. Government Money Market Funds

Dear Fellow Shareholder:

Enclosed is notice of a special meeting of shareholders of the Crabbe Huson U.S. Government Income and U.S. Government Money Market Funds. The meeting is being called for the purpose of voting on the reorganization of each fund into a business trust sponsored by Liberty Financial Companies, Inc.

If the reorganization is completed, your fund would be merged with existing mutual funds that are managed by Colonial Management Associates, Inc., the Liberty Financial subsidiary that manages equity and fixed-income investments for Colonial Funds shareholders. Shareholders of the U.S. Government Income Fund would become shareholders of the Colonial Short Duration U.S. Government Fund, while shareholders of the U.S. Government Money Market Fund would become shareholders of the Colonial Money Market Fund. The investment objectives and policies of these funds are similar to the objectives and policies of your fund. The Board of Trustees of your fund has approved the reorganization and recommends that shareholders vote in its favor.

Liberty Financial is an integrated company that offers its investors a wide array of brand-name financial products, many of which become immediately available to you as a Crabbe Huson Funds shareholder. Liberty Financial maintains a significant presence in the mutual fund industry. The Board of your fund believes that Liberty has the tools necessary to help broaden the distribution of the funds to new investors, translating into new efficiencies, cost savings and economies of scale for the funds' investors.

I encourage you to review the enclosed materials for all the details. You should know that, if approved, the proposed reorganization will not affect the value of your account or result in your paying any sales charge.

The Board believes this transaction is worthy of your confidence and urges you to vote your proxy in favor of the funds' reorganization. Please complete the enclosed proxy and return it as soon as possible in the envelope provided. To ensure that all your votes are counted, you must vote, sign, and return each proxy card you receive.

If you have any questions regarding the reorganization, you may contact D.F. King & Co., our proxy solicitor, at (800) 848-3374 or our Investor Services Center at (800) 541-9732. Representatives are available every business day from 6:30 a.m. to 5 p.m., Pacific time.

Best regards,

James E. Crabbe

                           COLONIAL MONEY MARKET FUND
                   (a diversified open-end management company)
                  COLONIAL SHORT DURATION U.S. GOVERNMENT FUND
                   (a diversified open-end management company)
                     One Financial Center, Boston, MA 02111
                                  617-426-3750

                                   PROSPECTUS

This Prospectus relates to the proposed issuance of shares of Colonial Money Market Fund (Colonial Money Market Fund) to Crabbe Huson U.S. Government Money Market Fund (Crabbe Huson Money Market Fund), 121 S.W. Morrison, Suite 1400, Portland, OR 97204, mailing address: P.O. Box 6559, Portland, OR 97228-6559, and to the proposed issuance of shares of Colonial Short Duration U.S. Government Fund (Colonial Government Fund) to Crabbe Huson U.S. Government Income Fund (Crabbe Huson Government Fund) (together, Funds), 121 S.W. Morrison, Suite 1400, Portland, OR 97204, mailing address: P.O. Box 6559, Portland, OR 97228-6559, in connection with the proposed tax-free combinations (Combinations) of Crabbe Huson Money Market Fund into Colonial Money Market Fund and of Crabbe Huson Government Fund into Colonial Government Fund. Colonial Money Market Fund seeks maximum current income, consistent with safety of capital and maintenance of liquidity, while Crabbe Huson Money Market Fund seeks to provide investors with a high level of current income while, at the same time, preserving capital and allowing liquidity by investing in obligations of the United States Government or its agencies or instrumentalities, and repurchase agreements with respect to these obligations. Colonial Government Fund seeks as high a level of current income as is consistent with very low volatility by investing primarily in U.S. Government Securities and maintaining a weighted average portfolio duration of 3 years or less, while Crabbe Huson Government Fund seeks to provide shareholders with a high level of current income and safety of principal.

This Prospectus explains concisely the information that shareholders of Crabbe Huson Money Market Fund and Crabbe Huson Government Fund should know before voting on their respective Combinations. Read it carefully and retain it for future reference. For shareholders of the Crabbe Huson Money Market Fund, the Colonial Money Market Fund's March 2, 1998 Prospectus is enclosed. Such Prospectus is incorporated herein by reference. Crabbe Huson Money Market Fund's March 1, 1998 Prospectus, June 11, 1998 Prospectus Supplement and March 1, 1998 Statement of Additional Information (SAI) and Colonial Money Market Fund's March 2, 1998, June 22, 1998 and September 5, 1998 SAIs, all of which have been filed with the Securities and Exchange Commission (SEC), are incorporated herein by reference and are available without charge from Liberty Funds Distributor, Inc. (Colonial Distributor), One Financial Center, Boston, MA 02111, 1-800-426-3750, the distributor for Colonial Money Market Fund, and from Crabbe Huson Securities, Inc. (Crabbe Huson Distributor), 121 S.W. Morrison, Suite 1400, Portland, OR 97204, 1-800-541-9732, the distributor for Crabbe Huson Money Market Fund. For shareholders of the Crabbe Huson Government Fund, the Colonial Government Fund's December 29, 1997 Prospectus is enclosed. Such Prospectus is incorporated herein by reference. Crabbe Huson Government Fund's March 1, 1998 Prospectus, June 11, 1998 Prospectus Supplement and March 1, 1998 SAI and Colonial Government Fund's December 29, 1997, June 22, 1998 and September 5, 1998 SAIs are incorporated herein by reference and are available without charge from the Colonial Distributor and Crabbe Huson Distributor at the respective addresses and telephone numbers listed above. The Prospectuses, Supplements to Prospectus and SAIs referred to above are also available on the SEC's Web site (http:\\www.sec.gov).

THESE SECURITIES HAVE NOT BEEN APPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                       Prospectus dated September 5, 1998





      Crabbe Huson U.S. Government Fund (the "Crabbe Huson Government Fund") Crabbe Huson Government Money Market Fund (the "Crabbe Huson Money Market Fund")
                      121 S.W. Morrison, Suite 1425
                         Portland, Oregon 97204

                      NOTICE OF JOINT SPECIAL MEETING

A special meeting of the shareholders of the Crabbe Huson Government Fund and the Crabbe Huson Money Market Fund (each, a "Crabbe Huson Fund" and, collectively, the "Crabbe Huson Funds") will be held jointly at 3:00 p.m. Pacific Time, on September 30, 1998 at The Benson Hotel, 309 S.W. Broadway, Portland, Oregon for the following purposes:

                  (1) To approve or disapprove an Agreement and Plan of Reorganization for each Fund. Under each Agreement and Plan of Reorganization,
(i) all of the assets and liabilities of the Crabbe Huson Government Fund would be transferred to the Colonial Short Duration U.S. Government Fund, a series of Colonial Trust II, a Massachusetts business trust (the "Trust"); (ii) all of the assets and liabilities of the Crabbe Huson Money Market Fund would be transferred to the Colonial Money Market Fund, a series of the Trust; (iii) each Crabbe Huson Fund would receive an amount of shares in the applicable series of the Trust equal in net asset value to the net asset value of that Crabbe Huson Fund; (iv) each Crabbe Huson Fund would liquidate and distribute the shares received from the Trust to its shareholders on a pro rata basis; and (v) each Crabbe Huson Fund would then be dissolved.

                  (2) To transact any other business that may properly be presented at the meeting or any adjournment of the meeting.

All shareholders are invited to attend the meeting. Shareholders of record at the close of business on August 4, 1998, the record date fixed by the Boards of Trustees of the Crabbe Huson Funds, are entitled to notice of and to vote at the meeting.

                                            By Order of the
                                            Board of Trustees



September 5, 1998                           Craig P. Stuvland, Secretary

                       YOUR VOTE IS IMPORTANT
                   PLEASE RETURN YOUR PROXY CARD

WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE MEETING, PLEASE SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. A SHAREHOLDER WHO COMPLETES AND RETURNS THE PROXY AND SUBSEQUENTLY ATTENDS THE MEETING MAY ELECT TO VOTE IN PERSON, SINCE A PROXY MAY BE REVOKED AT ANY TIME BEFORE IT IS VOTED.

                        TABLE OF CONTENTS

                                                                         Page
                                                                         ----
Introduction
The Acquisition
  Background
  Summary of the Purchase Agreement
  Compliance with Section 15(f) of
    the Investment Company Act of 1940
The Reorganization
  Procedure for Reorganization
  Reasons for Reorganization
  Investment Management and Other
    Agreements
  Comparative Fee Table
  12b-1 Plans
  Comparison of Crabbe Huson Funds
    and Colonial Funds
  Change in Fundamental Investment
    Policies
  Federal Tax Consequences
  Waiver of Investment Restrictions
  Dissenter' Rights
  Board of Trustees
  The Trust's Independent Accountants
Other Matters
Shareholder Proposals
Annual Reports
Voting and Solicitation
  Voting, Quorum
  Solicitation of Proxies
Principal Shareholders
Exhibit A
Exhibit B
Exhibit C
Exhibit D

     Crabbe Huson U.S. Government Fund (the "Crabbe Huson Government Fund") Crabbe Huson Government Money Market Fund (the "Crabbe Huson Money Market Fund")
                 (collectively, the "Crabbe Huson Funds")

                         121 S.W. Morrison, Suite 1425
                             Portland, Oregon 97204

                              JOINT PROXY STATEMENT

The enclosed proxy is solicited by the Boards of Trustees of each of the Crabbe Huson Government Fund and the Crabbe Huson Money Market Fund for use at the joint special meeting of shareholders to be held at The Benson Hotel, 309 S.W. Broadway, Portland, Oregon at 3:00 p.m., Pacific Time, on September 30, 1998 and at any adjournment thereof. The Crabbe Huson Funds expect to mail this proxy statement and the proxy to shareholders on or about September 5, 1998.

A holder of record of common stock of the Crabbe Huson Funds at the close of business on August 4, 1998 (the "Record Date") will be entitled to vote at the joint special meeting in person or by proxy. Shares represented at the meeting by duly executed proxies will be voted in accordance with the instructions contained in such proxies. If no instruction is given with respect to a particular matter, shares will be voted in accordance with the recommendation of the Trustees. Proxies may be revoked at any time before they are exercised by a written revocation received by the Secretary of the Crabbe Huson Funds, by properly executing a later dated proxy or by attending the meeting and voting in person.

If you are a shareholder of more than one of the Crabbe Huson Funds, you will receive this proxy statement and a separate proxy card for each Crabbe Huson Fund. Please complete, sign and return all proxy cards promptly in the postage paid envelope. In the alternative, you may vote by fax through D.F. King & Co., our proxy solicitor. To vote by fax, complete and sign the proxy card and fax both sides to D.F. King at (212) 269-2796. PLEASE VOTE, SIGN AND RETURN EACH PROXY CARD YOU RECEIVE TO ENSURE THAT ALL YOUR VOTES ARE COUNTED.

If you have any questions or would like more information about the matters discussed in this proxy statement, please call our proxy solicitor, D.F. King & Co., toll-free at 1-800-848-3374.

                                  INTRODUCTION


The Crabbe Huson Group, Inc. (the "Crabbe Huson Group"), LFC Acquisition Corp. (the "Acquisition Corp."), Liberty Financial Companies, Inc. ("Liberty") and certain shareholders of the Crabbe Huson Group have entered into an agreement, dated as of June 10, 1998 (the "Purchase Agreement"), providing for the sale of substantially all of the assets of the Crabbe Huson Group's mutual fund advisory business to Acquisition Corp. (the "Acquisition"). Under the Purchase Agreement, Acquisition Corp. would be renamed the "The Crabbe Huson Group, Inc." and would continue to provide investment advisory services to certain of the other funds in the Crabbe Huson fund group following the Acquisition.

The Purchase Agreement contemplates a reorganization of the Crabbe Huson Funds (the "Reorganization"). The Reorganization would result, in substance, in the shareholders of the Crabbe Huson Government Fund becoming shareholders of the Colonial Short Duration U.S. Government Fund (the "Colonial Government Fund") and the shareholders of the Crabbe Huson Money Market Fund becoming shareholders of the Colonial Money Market Fund (the "Colonial Money Market Fund" and collectively with the Colonial Government Fund, the "Colonial Funds"). The Colonial Funds are series of Colonial Trust II, a Massachusetts business trust (the "Trust").

At a joint special meeting of the Boards of Trustees of the Crabbe Huson Funds held on July 17, 1998, the Trustees of each Crabbe Huson Fund, including the disinterested Trustees, unanimously approved the Reorganization and determined to recommend to the shareholders of each Crabbe Huson Fund that they approve an Agreement and Plan of Reorganization for each Crabbe Huson Fund (the "Plans").

This proxy statement seeks the approval or disapproval of the Reorganization by the shareholders of each of the Crabbe Huson Funds. It is a condition to the obligations of the Crabbe Huson Group, the Acquisition Corp. and Liberty to complete the Acquisition (which condition may be waived) that the shareholders of each Crabbe Huson Fund approve the Reorganization. If shareholder approval of the Reorganization of a Crabbe Huson Fund is not obtained, the existing investment advisory contracts and distribution plans for that Fund would remain in effect and the current trustees of that Fund would continue to serve until further notice.

The Trustees believe that the new arrangements are in the best interests of the shareholders of the Crabbe Huson Funds and recommend that the shareholders of each Crabbe Huson Fund vote "FOR" the Reorganization.

                                 THE ACQUISITION


Background

The Crabbe Huson Group began discussions in the spring of 1998 regarding the sale of the Crabbe Huson Group's investment advisory business, including its mutual fund management business, to Liberty or one of its affiliates. The Crabbe Huson Group's principal goal in considering the possible sale of its investment advisory business was to find a way to focus on its core business of investment management, while assuring that high quality shareholder servicing and other administrative functions were maintained. A secondary goal was to achieve liquidity in order to permit Dick Huson, one of the Crabbe Huson Group's principal shareholders, to withdraw his equity from the Crabbe Huson Group. Discussions culminated in the execution of the Purchase Agreement on June 10, 1998.

Liberty is a publicly traded, diversified asset management organization headquartered in Boston, Massachusetts. Through its affiliates, it provides fixed, indexed and variable annuities, mutual funds, private wealth management and institutional money management services. At the end of its last fiscal year, it had assets under management in excess of $51 billion. Affiliates of Liberty, including Colonial Management Associates, Inc. ("Colonial"), Stein Roe & Farnham Incorporated and Newport Pacific Management, Inc., act as investment advisors to more than 75 mutual funds.

Summary of the Purchase Agreement

The Purchase Agreement provides that, upon the closing of the Acquisition, the Crabbe Huson Group will transfer to Acquisition Corp. substantially all of its assets, including the ownership of the name "Crabbe Huson." Acquisition Corp. will assume certain of the Crabbe Huson Group's contractual obligations and will pay Crabbe Huson Group a purchase price of $96 million (subject to adjustment in the event of changes in excess of 10% in Crabbe Huson's annualized advisory fee revenues between June 10, 1998 and the closing), 10% of which is payable in shares of common stock of Liberty and the balance of which is payable in cash. Additional purchase price amounts, up to a maximum of $51.5 million in the aggregate, will be payable to Crabbe Huson Group if Acquisition Corp. meets certain earnings targets during the five years following the closing. Ten percent of any such additional contingent purchase price payments would likewise be payable in shares of Liberty common stock and the balance in cash.

Acquisition Corp. will enter into an employment contract with James Crabbe and certain other key employees of the Crabbe Huson Group. Mr. Crabbe will agree to remain an employee of Acquisition Corp. for a period of five years. The Purchase Agreement provides that Mr. Crabbe will invest substantial sums in mutual funds sponsored by Liberty following closing of the Acquisition, and will maintain the investment for approximately five years following the closing.

Acquisition Corp. has agreed to implement and fund a transition incentive compensation plan providing for incentive compensation to employees of Acquisition Corp. of up to a maximum of $12.5 million in the aggregate based on Acquisition Corp.'s earnings during the five years following the closing.

The closing of the Acquisition is presently scheduled for September 30, 1998 (immediately following the conclusion of the joint special shareholders meeting) subject to satisfaction of conditions to closing that include, among other things, the consummation of the Reorganization, and the execution of an employment agreement with Mr. Crabbe. The Purchase Agreement may be terminated at any time prior to the closing by the mutual written consent of the parties, or if the conditions to closing have not been satisfied or waived by December 31, 1998.

Liberty has agreed to bear the cost of preparing, printing and mailing the proxy materials for the meeting to the shareholders of the Crabbe Huson Funds.

Compliance with Section 15(f) of the Investment Company Act of 1940

Section 15(f) of the 1940 Act provides that an investment adviser to a registered investment company may receive any amount or benefit in connection with a sale of an interest in such adviser which results in an assignment of an investment advisory contract if two conditions are satisfied. The first condition is that, for a period of three years after such assignment, at least 75% of the board of directors of the investment company not be "interested persons" (as defined in the 1940 Act) of the new investment adviser or its predecessor. The second condition is that no "unfair burden" be imposed on the investment company as a result of the assignment or any express or implied terms, conditions or undertakings applicable thereto. An "unfair burden" on an investment company exists if, during the two-year period after any such transaction occurs, the investment adviser or its predecessor or successor, or any interested person of such adviser, predecessor or successor, receives or is entitled to receive any compensation from any person in connection with the purchase or sale of securities or other property from or on behalf of such investment company, or from the investment company or its shareholders, other than for bona fide underwriting, investment advisory or other services.

Acquisition Corp. has agreed to assure, to the extent within its control, that both conditions of Section 15(f) are satisfied. The current Board of Trustees of the Trust consists of nine individuals, none of whom are "interested persons" of the Crabbe Huson Group and one of whom is an interested person of Colonial. The Board of Trustees of the Trust has nominated four additional persons to the Board of Trustees, subject to approval of the existing shareholders of the Trust. None of the additional nominees are interested persons of the Crabbe Huson Group and one of the additional nominees is an interested person of Colonial.

                               THE REORGANIZATION


Procedure for Reorganization

If approved by the shareholders of the Crabbe Huson Government Fund, the Reorganization of the Crabbe Huson Government Fund will occur as follows:

               The  Crabbe  Huson  Government  Fund  will  transfer  all  of its portfolio securities and other assets to the Colonial Government Fund, and the Colonial Government Fund will assume all the liabilities of the Crabbe Huson Government Fund.

               The  Colonial  Government  Fund will  issue to the  Crabbe  Huson
              Government Fund full and fractional Class A shares of beneficial interest in the Colonial Government Fund with a net asset value equal to the net asset value of the Crabbe Huson Government Fund.

               The  Crabbe  Huson   Government   Fund  will  distribute  to  its
              shareholders the Class A shares in the Colonial Government Fund so received, on a pro rata basis.

               The Crabbe Huson Government Fund will dissolve and terminate.

If approved by the shareholders of the Crabbe Huson Money Market Fund, the Reorganization of the Crabbe Huson Money Market Fund will occur as follows:

               The Crabbe  Huson  Money  Market  Fund will  transfer  all of its portfolio securities and other assets to the Colonial Money Market Fund, and the Colonial Money Market Fund will assume all the liabilities of the Crabbe Huson Money Market Fund.

               The  Colonial  Money  Market Fund will issue to the Crabbe  Huson
              Money Market Fund full and fractional Class A shares of beneficial interest in the Colonial Money Market Fund with a net asset value equal to the net asset value of the Crabbe Huson Money Market Fund.

               The  Crabbe  Huson  Money  Market  Fund  will  distribute  to its shareholders the Class A shares in the Colonial Money Market Fund so received, on a pro rata basis.

               The Crabbe Huson Money Market Fund will dissolve and terminate.

On consummation of the Reorganization, an open account will be established on the records of the appropriate Colonial Fund. Certificates representing shares in the Colonial Funds will not be physically issued.

As promptly as practicable after the consummation of the Reorganization, the Crabbe Huson Funds will be terminated pursuant to the laws of the State of Delaware, and after the closing date, the Crabbe Huson Funds will not conduct any business except in connection with their liquidation.

The Colonial Government Fund offers three classes of shares to its investors. Class A shares are offered at net asset value plus a sales charge not to exceed 3.25% (as a percentage of the offering price), payable at the time of purchase, and are subject to an annual asset-based service fee pursuant to Rule 12b-1 under the 1940 Act of 0.20%. Class B shares are offered at net asset value, and are subject to an annual asset-based service fee of 0.20% and an annual asset-based distribution fee of 0.65%, both assessed pursuant to Rule 12b-1 under the 1940 Act, and a contingent deferred sales charge upon redemptions made within four years of purchase, not to exceed 4.00% (as a percentage of the redemption price). Class C shares are offered at net asset value, and are subject to an annual asset-based service fee of 0.25% and an annual asset-based distribution fee of 0.15%, both assessed pursuant to Rule 12b-1 under the 1940 Act, and a contingent deferred sales charge upon redemptions made within one year of purchase, not to exceed 1.00% (as a percentage of the redemption price).

The Colonial Money Market Fund offers three classes of shares to its investors. Class A shares are offered at net asset value. Class B shares are offered at net asset value, and are subject to an annual asset-based service fee pursuant to Rule 12b-1 under the 1940 Act of 0.25%, a distribution fee of 0.75% and a contingent deferred sales charge upon redemptions made within four years of purchase, not to exceed 5.00% (as a percentage of the redemption price). Class C shares are offered at net asset value, and are subject to an annual asset-based service fee pursuant to Rule 12b-1 under the 1940 Act of 0.25%, a distribution fee of 0.15% and a contingent deferred sales charge upon redemptions made within one year of purchase, not to exceed 1.00% (as a percentage of the redemption price).

The Class A shares that will be issued to the shareholders of the Crabbe Huson Government Fund will have an asset-based service fee pursuant to Rule 12b-1 under the 1940 Act of up to 0.20% per annum, but will not be subject to any sales charge, either upon issuance or on redemption. The Class A shares that will be issued to shareholders of the Crabbe Huson Money Market Fund will not be subject to any sales charge or service fee. Dividends and distributions payable on Class A shares to those shareholders of the Crabbe Huson Funds who elect to have such dividends and distributions reinvested would be reinvested without sales charge in additional Class A shares. The Crabbe Huson Fund shareholders will be permitted, so long as they were shareholders of a Crabbe Huson Fund on September 30, 1998 and remain Class A shareholders of the Colonial Funds, to purchase additional Class A shares of the Colonial Funds at net asset value without a sales charge.

Shareholders will also have exchange privileges among most of the mutual funds distributed by Liberty Funds Distributor, Inc. These exchange privileges are described in detail in the prospectuses of the Funds.

If the Plans are approved by shareholders, it is expected that the Reorganization will be made effective at 4:00 p.m., Boston time, on or about October 16, 1998 or at such later time and date as the parties may mutually agree (the "Closing Date"). At any time before the Reorganization is effective, the Trust and the Crabbe Huson Funds may agree to terminate the Reorganization, and, if the Reorganization has not been made effective by December 31, 1998, the Plans will automatically terminate on that date unless a later date is agreed to by both the Trust and the Crabbe Huson Funds.

The form of the Plans is attached as Exhibit A.

Reasons for Reorganization

The following factors were among those considered by the Boards of Trustees in approving the proposed Reorganization:

     Colonial has substantial experience and expertise in the management of fixed income funds.

     Shareholders of the Funds will have exchange privileges, without initial or deferred sales charges, into 38 other open-end Colonial funds covering a broad range of investment objectives and policies.

     The proposed Reorganization would increase the asset size of the Colonial Funds, which could enable the Colonial Funds to enjoy the possibility of economies of scale resulting from the spreading of their fixed costs and expenses over a larger asset base.

     Colonial's wholesaling and marketing capabilities may further increase the potential for growth of the Colonial Funds over time. The Colonial Funds are marketed alongside the other Colonial funds through more than 25,000 investment executives associated with broker-dealers with whom the Colonial funds distributor has selling agreements and approximately 180 investment executives employed by the bank group of Liberty Securities Corporation, a subsidiary of Liberty.

Investment Management and Other Agreements

The Colonial Government Fund employs Colonial Management Associates, Inc., a subsidiary of Liberty, as its investment adviser. Under its agreement with Colonial, the Colonial Government Fund pays a monthly management fee based on the average daily net assets of the Colonial Government Fund, determined at the close of each business day during the month, at the annual rate of 0.55%, plus certain costs and expenses. Colonial has voluntarily agreed to waive this fee until further notice.

The Colonial Government Fund is also party to a transfer agency agreement and a shareholder servicing agreement with Colonial Investors Service Center, Inc., a subsidiary of Liberty. The fee payable to Colonial Investors Service Center, Inc. under the shareholder servicing and transfer agency agreement is paid at the annual rate of 0.17% of the average daily net assets of the Fund, plus certain out-of-pocket expenses. The Colonial Government Fund is also party to a distributor's contract with Liberty Funds Distributor, Inc.

The Colonial Money Market Fund is a type of mutual fund known as a master/feeder fund. Unlike a traditional mutual fund, which invests directly in individual securities, the Colonial Money Market Fund invests all of its assets in the SR&F Cash Reserves Portfolio (the "Portfolio"). The Portfolio is a series of the SR&F Base Trust, an open ended diversified management investment company which was organized as a trust under the laws of the Commonwealth of Massachusetts. The Portfolio is managed by Stein Roe & Farnham Incorporated ("SR&F"), a subsidiary of Liberty. The Portfolio is a party to an investment advisory agreement with SR&F, under which it pays a monthly management fee based on the average daily net assets of the Portfolio, determined at the close of each business day during the month, at the annual rate of 0.25% for daily net assets up to $500 million, and 0.225% thereafter, plus certain costs and expenses. The Colonial Money Market Fund bears its proportionate share of fees and expenses paid by the Portfolio to SR&F.

The Colonial Money Market Fund is also party to an administration agreement and a pricing and bookkeeping agreement with Colonial, and a transfer agency agreement and a shareholder servicing agreement with Colonial Investors Service Center, Inc., a subsidiary of Liberty. Under the administration agreement with Colonial, the Colonial Money Market Fund pays a monthly administration fee at an annual rate of 0.25% of its average daily net assets. Colonial has voluntarily agreed to waive 0.19% of the administration fee until further notice. Under the pricing and bookkeeping agreement with Colonial, the Colonial Money Market Fund pays a fee in the amount of $18,000 per year plus 0.0233% of average daily net assets. The fee payable to Colonial Investors Service Center, Inc. under the shareholder servicing and transfer agency agreement is paid at the annual rate of 0.20% of the average daily net assets of the Fund, plus certain out-of-pocket expenses. The Colonial Money Market Fund is also party to a distributor's contract with Liberty Funds Distributor, Inc. The fees and expenses described in this paragraph are paid directly by the Colonial Money Market Fund.

In addition, the Colonial Money Market Fund bears its proportionate share of certain expenses of the Portfolio, which include an annual pricing and bookkeeping fee of $25,000 plus 0.0025% of the Portfolio's average daily net assets over $50 million, a monthly transfer agent fee of $500, and certain other expenses.

While the investment management agreements for the Colonial Funds are different in form and shorter than the existing investment management agreement between the Crabbe Huson Group and the Crabbe Huson Funds, they are substantially the same in effect. The investment management agreement for the Colonial Money
Market Fund contains provisions relating to the master-feeder fund structure that are not contained in the Crabbe Huson investment management agreement. The existing investment management agreement for the Crabbe Huson Funds contains an indemnity by the Crabbe Huson Funds in favor of the Crabbe Huson Group. No such indemnity inures to the benefit of Colonial or SR&F under their investment management agreement.

It is anticipated that the Acquisition will be completed on September 30, 1998, approximately two weeks prior to the scheduled closing date for the
Reorganization. Upon completion of the Acquisition, the current investment management agreement between the Funds and the Crabbe Huson Group may terminate by its express terms and as required by Section 15(a) of the 1940 Act. If the Acquisition is completed as anticipated, the Funds will enter into interim investment management agreements with Acquisition Corp. with the same terms and in the same form as the proposed investment management agreement between Acquisition Corp. and the New Crabbe Huson Funds (except that such interim agreements would terminate upon completion of the Reorganization). By voting in favor of the Plans, shareholders of the Funds will be approving such interim investment management agreements.

If it is determined at the special shareholders meeting that insufficient votes are present in person or by proxy to either approve or disapprove the Reorganization, the parties may elect to complete the Acquisition and adjourn the meeting to a later date. In such event, the Funds would enter into interim management agreements as described above. Section 15(a) of the 1940 Act requires all investment advisory agreements between a registered investment company and its investment adviser to be approved by a vote of a majority of the outstanding securities of such registered investment company. The parties intend to apply for an order from the Securities and Exchange Commission exempting the interim management agreements from the shareholder approval requirements of Section 15(a). If such order is not issued, the closing of the Acquisition would be delayed until the required shareholder approvals were obtained.

The following table reflects the anticipated effect of the Reorganization on the operating expenses of the Crabbe Huson Funds and the Colonial Funds, based on their expenses for the six months ended April 30, 1998. The Funds' expenses for the full year ended October 31, 1998 may be different.

Comparative Fee Table for the Crabbe Huson Funds and the Class A Shares of the Colonial Funds (for the semi-annual period ended April 30, 1998, annualized and unaudited)

Annual Fund operating expenses
(as a percentage of average net assets)

                                                       Crabbe Huson                           Colonial
                                                        Government                        Government Fund
                                                           Fund                           (Class A Shares)
Management and Administration Fees                        0.55%                                0.55%
12b-1 Fees                                                0.25%                                0.20%
Transfer Agent Fees                                       0.51%                                0.17%
Other Expenses                                            0.74%                                1.04%
Total Expenses (based on 4/30/98 asset
levels)                                                   2.05%                                2.16%
Total Fund Operating Expenses (after
reimbursement or waiver)                                  0.75%                                0.80%

                                                      Crabbe Huson                        Colonial Money
                                                          Money                             Market Fund
                                                       Market Fund                       (Class A Shares)
Management and Administration Fees                        0.55%                                0.49%
12b-1 Fees                                                0.25%                                0.00%
Transfer Agent Fees                                       0.17%                                0.20%
Other Expenses                                            0.25%                                0.19%
Other Expenses of Hub                                      N/A                                 0.03%
Other Expenses (based on 4/30/98 asset
levels)                                                   1.22%                                0.91%
Total Fund Operating Expenses (after
reimbursement or waiver)                                  0.70%                                0.72%


The purpose of the table is to assist shareholders in understanding the various costs and expenses associated with an investment in shares of the Colonial Funds. Future expenses may vary from year to year and may be higher or lower than those shown above.

12b-1 Plans

The Colonial Government Fund has a 12b-1 plan providing for the payment by the Colonial Government Fund of annual, asset-based service and distribution fees. The amount of the fee payable annually with respect to the Class A shares to be received by Crabbe Huson Government Fund shareholders will be 0.20% of average daily net assets. The continuance of the 12b-1 plan must be approved annually by the trustees of the Trust, including a majority of the disinterested trustees.

The Crabbe Huson Funds currently maintain a 12b-1 plan under which an annual fee of 0.25% of average daily net assets is paid. The Crabbe Huson Funds' current 12b-1 plan provides that fees paid may be used to reimburse the distributor for actual expenses incurred in providing shareholder services. Fees in excess of actual expenses may not be assessed. The 12b-1 plan for the Class A shares of the Colonial Government Fund provides that if fees exceed the actual expenses, they may be retained by the distributor as additional compensation.

The Colonial Funds are parties to an existing custodian agreement between the Trust and Chase Manhattan Bank. Following the Reorganization, the custodianship of the existing IRA accounts would be changed to Bank of Boston, which currently acts as custodian for IRA accounts invested in the Colonial Funds.

Comparison of Crabbe Huson Funds and Colonial Funds

The Trust has been established under Massachusetts law as a trust with transferable shares of beneficial interest, commonly known as a Massachusetts business trust, pursuant to a Declaration of Trust (the "Colonial Declaration of Trust"). The Crabbe Huson Funds are series of a trust established under Delaware law pursuant to a Declaration of Trust (the "Crabbe Huson Declaration of Trust").

There are certain differences between the Colonial Declaration of Trust and the Crabbe Huson Declaration of Trust; however, these differences should not result in any substantial difference in the operation or administration of the Funds. The operations of the Crabbe Huson Funds and the Colonial Funds are and will continue to be subject to the provisions of the 1940 Act and rules and regulations of the Securities and Exchange Commission thereunder.

Subject to the provisions of the applicable declaration of trust, the business of the Crabbe Huson Funds and the Colonial Funds is managed by a Board of Trustees who have all powers necessary or convenient to carry out that responsibility.

Beneficial interests in the Crabbe Huson Funds and the Colonial Funds are represented by transferable shares without par value. The Colonial Declaration of Trust and the Crabbe Huson Declaration of Trust permit the trustees to create an unlimited number of series and classes and, with respect to each series or class, to issue an unlimited number of shares. Each share of each series represents an equal proportionate interest in the trust with each other, none having priority or preference over another.

The Colonial Declaration of Trust and the Crabbe Huson Declaration of Trust provide that shareholders shall have power to vote only on the following matters: (i) the election of trustees; (ii) the approval of any contract for investment advisory or management services; (iii) the termination of the trust;
(iv) an amendment of the declaration of trust; (v) to the same extent as the shareholders of a business corporation as to whether or not a court action, proceeding or claim should not be brought or maintained as a derivative or as a class action on behalf of the trust or its shareholders; and (vi) with respect to such additional matters relating to the trust as may be required by the applicable declaration of trust, any bylaws adopted by the trustees or any registration statement of the trust filed with the Securities and Exchange Commission (or any successor agency) or any state, or as the trustees may consider necessary or desirable.

The Crabbe Huson Funds and the Colonial Funds operate as diversified open-end investment companies registered with the Securities and Exchange Commission under the 1940 Act. Shareholders of the Crabbe Huson Funds and the Colonial Funds therefore have the power to vote at special meetings for, among other things, changes in fundamental investment policies and restrictions of the funds; ratification of the selection by the board of trustees of the auditors for the funds; and such additional matters as may be required by law. If, at any time, less than a majority of the trustees holding office have been elected by shareholders, the trustees then in office are required, under the 1940 Act, to call a shareholders' meeting for the purpose of electing new trustees.

Trustees of the Crabbe Huson Funds may be removed by a vote of a majority of the Crabbe Huson Funds' outstanding shares. Trustees of the Colonial Funds may be removed by a vote of two-thirds of the Trust's outstanding shares.

Each whole share of the Colonial Funds is entitled to one vote, with each fraction being entitled to a proportionate fractional vote. Each share of the Crabbe Huson Funds is entitled to one vote for each dollar of net asset value attributable to that share, with each fraction of a dollar being entitled to a proportionate fractional vote. Neither the Crabbe Huson Funds nor the Colonial Funds permit cumulative voting for the election of trustees.

Under Massachusetts law, shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Colonial Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of the Trust property for any shareholder held personally liable for the obligations of the Trust. The Colonial Declaration of Trust also provides that it shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, trustees, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of shareholders incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance exists and the Trust itself was unable to meet its obligations. Under Delaware law and the Crabbe Huson Declaration of Trust, the Crabbe Huson Funds' shareholders currently have no personal liability for its acts or obligations, except to the extent of any improper dividend payments received by them.

The Colonial Declaration of Trust contains substantially the same provisions regarding indemnification of Trustees and officers as are presently provided to trustees and officers of the Funds under the Crabbe Huson Declaration of Trust.

Shareholders of the Crabbe Huson Funds may obtain copies of the Colonial Declaration of Trust and the Crabbe Huson Declaration of Trust on written request to the Secretary of the Crabbe Huson Funds.

Change in Fundamental Investment Policies.

The Crabbe Huson Government Fund and the Colonial Government Fund have similar investment objectives. Likewise, the Crabbe Huson Money Market Fund and the Colonial Money Market Fund have similar, but not identical, investment objectives. The investment policies of the Crabbe Huson Funds and the Colonial Funds are set forth in Exhibit B. Some of the principal differences between policies and objectives of the Crabbe Huson Funds and the Colonial Funds are summarized below.

Under the 1940 Act, investment policies are classified in two categories: fundamental and non-fundamental. Fundamental investment policies may be changed only with shareholder approval. Non-fundamental investment policies may be changed with notice to shareholders, but no shareholder approval is required. Certain investment policies are required by the 1940 Act to be fundamental policies. Only those policies of the Colonial Funds that are required by the 1940 Act to be fundamental (i.e., changeable only with shareholder approval) are designated as fundamental. All other investment policies of the Colonial Funds (including those corresponding to some of the current fundamental policies of the Crabbe Huson Funds) are classified as non-fundamental. All of the Crabbe Huson Funds' investment policies are fundamental policies.

Both of the Crabbe Huson Funds are prohibited under their fundamental policies from purchasing securities other than direct or indirect obligations of the United States and its agencies and instrumentalities or repurchase agreements with respect to those obligations. Although the Colonial Government Fund intends to invest primarily in U.S. government securities, it is not required by its fundamental policies to do so. The Colonial Money Market Fund does not invest primarily in U.S. government securities. Investments held by the Colonial Money Market Fund may include commercial paper, certificates of deposits, bankers' acceptances, time deposits and corporate notes, bonds and debentures.

Federal Tax Consequences

It is anticipated that the Reorganization will be tax-free for federal tax purposes. It is a condition to the consummation of the Reorganization that the Funds and the Trust receive an opinion of Davis Wright Tremaine LLP substantially to the effect that for federal income tax purposes: (i) no gain or loss will be recognized by any Crabbe Huson Fund upon the exchange of its assets for Colonial Fund shares and the assumption by the Colonial Funds of the liabilities of such Crabbe Huson Fund; (ii) the basis in the hands of the Colonial Fund of the assets of the Crabbe Huson Fund transferred to the Colonial Fund will be the same as the basis of such assets in the hands of the Crabbe Huson Fund immediately prior to the transfer; (iii) the holding periods of the assets of any Crabbe Huson Fund in the hands of a Colonial Fund will include the period during which such assets were held by the Crabbe Huson Fund; (iv) no gain or loss will be recognized by any Colonial Fund upon the receipt of the assets of a Crabbe Huson Fund in exchange for Colonial Fund shares and the assumption by such Colonial Fund of the liabilities of such Crabbe Huson Fund; (v) no gain or loss will be recognized by the shareholders of any Crabbe Huson Fund upon the receipt of Colonial Fund shares in exchange for their shares in such Crabbe Huson Fund; (vi) the basis of the Colonial Fund shares received by the shareholders of the Crabbe Huson Funds will be the same as the basis of the shares of the Crabbe Huson Funds exchanged therefor; and (vii) a Crabbe Huson Fund shareholder's holding period for his or her shares in the Colonial Funds will be determined by including the period for which he or she held the Crabbe Huson Fund shares exchanged therefor, provided that he or she held such Crabbe Huson Fund shares as capital assets.

Waiver of Investment Restrictions

The Crabbe Huson Funds have a fundamental investment restriction, which may not be changed without shareholder approval, under which they may not own more than 10% of the outstanding voting securities of any one issuer. Such restriction would prohibit the purchase by the Crabbe Huson Funds of shares of the Colonial Funds, which is necessary to complete the Reorganization (see Procedures for Reorganization above). Accordingly, a vote for the Reorganization will be deemed also a vote to waive the above-described restriction and authorize the Crabbe Huson Funds to acquire shares of the Colonial Funds to the extent (and only to the extent) necessary to carry out the Reorganization. The waiver of the investment restriction will be effective only for the purpose of completing the Reorganization and will have no effect thereafter.

Dissenter's Rights

Shareholders are not entitled to any rights of share appraisal under the Crabbe Huson Declaration of Trust or Delaware law. Shareholders have the right to redeem their shares in the Crabbe Huson Funds at net asset value until the closing of the Reorganization, and thereafter, shareholders may redeem from the Colonial Funds Class A shares acquired by them in the Reorganization at net asset value.

Board of Trustees

The current Board of Trustees of the Trust is comprised of Robert J. Birnbaum, Tom Bleasdale, Lora S. Collins, James E. Grinnell, Richard W. Lowry, William E. Mayer, James L. Moody, Jr., John J. Neuhauser and Robert L. Sullivan. Their backgrounds and qualifications are described in Exhibit C. The Board of Trustees of the Trust has nominated four additional persons to the Board of Trustees, subject to approval by the existing shareholders of the Trust.

The Trust's Independent Accountants

PricewaterhouseCoopers LLP acts as independent accountants for the Colonial
Funds.



                                  OTHER MATTERS




The Boards of Trustees of the Crabbe Huson Funds know of no other business to be brought before the meeting. However, if any other matters properly come before the meeting, it is the intention of the Boards of Trustees that proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons designated therein as proxies.



                              SHAREHOLDER PROPOSALS




Neither the Trust nor the Crabbe Huson Funds are required to hold annual shareholder meetings. Proposals of shareholders which are intended to be presented at future special meetings of the shareholders of the Trust (or, if the Reorganization is not consummated, of the Crabbe Huson Funds) must be received by the Secretary of the Trust a reasonable time prior to the solicitation of proxies relating to such future meeting.

                                 ANNUAL REPORTS



The Crabbe Huson Funds' annual report to shareholders for its fiscal year ended October 31, 1997, and its semi-annual report for the period ended April 30, 1998 containing financial statements for the Funds' fiscal year and semi-annual period then ended, have been mailed to shareholders. Any shareholder who desires an additional copy may obtain it upon request by writing to the Crabbe Huson Funds or calling 1-800-638-3148.



                             VOTING AND SOLICITATION



Voting, Quorum

Shareholders of the Crabbe Huson Funds shall be entitled to one vote for each dollar of net asset value standing in the name of the shareholder on the books of the applicable Crabbe Huson Fund on the record date. Shareholders of each Crabbe Huson Fund vote as a separate class.

Approval of the Reorganization by the Crabbe Huson Funds requires the affirmative vote of the lesser of (i) 67% or more of the shares of each Crabbe Huson Fund present in person at the meeting or represented by proxy, if holders of more than 50% of the shares of such Fund outstanding on the record date are present, in person or by proxy, or (ii) 50% of the outstanding shares of each Crabbe Huson Fund on the record date.

A quorum for the transaction of business is constituted with respect to each Crabbe Huson Fund by the presence in person or by proxy of the holders of not less than a majority of the outstanding shares of that Fund entitled to vote at the meeting. If, by the time scheduled for the meeting, a quorum of shareholders of each Crabbe Huson Fund is not present or if a quorum of such Fund's shareholders is present but sufficient votes in favor of the proposal described in this proxy statement are not received, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies from shareholders of the Crabbe Huson Funds. Any such adjournment will require the affirmative vote of a majority of the shares of each Crabbe Huson Fund, present in person or represented by proxy at the session of the meeting to be adjourned. The persons named as proxies will vote in favor of any such adjournment if they determine that such adjournment and additional solicitation are reasonable and in the interests of the Crabbe Huson Funds' shareholders. The meeting may be adjourned without further notice, to a date not more than 120 days after the original record date.

In tallying shareholder votes, abstentions and broker non-votes (i.e. proxies sent in by brokers and other nominees which cannot be voted because instructions have not been received from the beneficial owners) will be counted for purposes of determining whether a quorum is present for purposes of convening the meeting. Abstentions and broker non-votes will be considered to be both present and issued and outstanding. Abstentions and broker non-votes will, however, be considered to be votes against the Reorganization.

If the accompanying form or forms of proxy are properly executed and returned in time to be voted at the meeting, the shares convened thereby will be voted in accordance with the instructions thereon by the shareholder. Executed proxies that are unmarked will be voted for each proposal submitted to a vote of the shareholders. Any proxy may be revoked at any time prior to its exercise by providing written notice of revocation to the Crabbe Huson Funds, by delivering a duly executed proxy bearing a later date, or by attending the meeting and voting in person.

Solicitation of Proxies

In addition to the solicitation of proxies by mail or expedited delivery service, the Trustees of the Crabbe Huson Funds and employees and agents of the Crabbe Huson Group may solicit proxies in person or by telephone. The Crabbe Huson Funds will request each bank or broker holding shares for others in its name or custody, or in the names of one or more nominees, to forward copies of the proxy materials to the persons for whom it holds such shares and to request authorization to execute the proxies. Upon request, such banks, brokers, and nominees will be reimbursed for their out-of-pocket expenses in connection therewith. D. F. King & Co. has been retained to aid in the overall organization of this proxy solicitation, including the proxy production, mailing, and vote processing. It is anticipated that the costs of such solicitation shall be approximately $15,000. The cost of preparing, assembling, mailing, and transmitting proxy materials and of soliciting proxies on behalf of the Board of Trustees will be borne by Liberty.




                             PRINCIPAL SHAREHOLDERS



As of August 4, 1998, the number of shares of common stock of each Crabbe Huson Fund outstanding and entitled to vote are as set forth opposite the Fund's name below:

Crabbe Huson U.S. Government Fund

Crabbe Huson U.S. Government Money Market Fund

As of July 21, 1998, the following are the record owners or are known by the Crabbe Huson Funds to own beneficially five percent or more of a Fund, as determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934; and of the trustees of the Funds:

Crabbe Huson U. S. Government Fund

                      Name and Address                               Shares Owned               Percentage of Fund
         Enele & Co Dividend Reinvest                                 118,560.67                      33.70%
         1211 SW 5th Ave, Suite 1900
         Portland, OR 97204-3719

         Enele & Co Dividend Acct                                      41,781.02                      11.88%
         1211 SW 5th Ave Ste 1900
         Portland, OR 97204-3719

         Tillamook Country Smoker, Inc.                                41,537.24                      11.81%
         PO Box 3120
         Bay City, OR 97107-3120

         National Financial Services Corp                              21,242.07                       6.04%
         FBO Our Customers
         Attn: Mutual funds
         200 Liberty Street, 5th Floor
         One World Financial Center
         New York, NY 10281-5500

         June M. Birtchet                                              18,454.37                       5.25%
         Walter W. Birtchet JTWROS
         9630 SW Summerfield Dr.
         Tigard, OR 97224-5657

Crabbe Huson U. S. Government Money Market Fund

                      Name and Address                             Shares Owned               Percentage of Fund
         Enele Co                                                  7,070,661.89                     24.26%
         c/o Pacific Northwest Trust Co.
         1211 SW 5th Ave., Ste. 1900
         Portland, OR 97204-3719

         The Estate of Robert W. Chandler                          3,250,013.08                     11.15%
         Jack E. Stevens Personal Rep
         DTD 7-12-96
         56100 Smock Rd
         Wamic, OR 97063-8707

         Richard Huson, Director                                   222,876.670                       .76%
         121 SW Morrison, Suite 1425
         Portland, OR 97204

         James E. Crabbe, Director                                 569,630.330                       1.95%
         121 SW Morrison, Suite 1425
         Portland, OR 97204

         Craig Stuvland                                             26,907.19                        .13%
         121 SW Morrison, Suite 1425
         Portland, OR 97204

         Officers and Directors as a Group                          819,414.90                       2.84%





                                                                       EXHIBIT A


                     AGREEMENT AND PLAN OF REORGANIZATION


      THIS AGREEMENT AND PLAN OF REORGANIZATION dated as of August __, 1998 by and between Crabbe Huson Funds ("CHT"), a Delaware business trust established
under a Declaration of Trust dated [     ] as amended, on behalf of the [Name of
Merging Crabbe Huson Fund] ("Crabbe Huson Fund"), a series of CHT, and Colonial Trust II (the "Colonial Trust"), a Massachusetts business trust established under a Declaration of Trust dated February 14, 1980, as amended, on behalf of [Name of surviving Colonial Fund] ("Colonial Fund"), a series of the Colonial Trust, joined in for the purpose (and only for the purpose) of paragraphs 1.5 and 11.2 hereof by The Colonial Group, Inc. ("Colonial"), a Massachusetts corporation, and The Crabbe Huson Group, Inc. ("Crabbe Huson"), an Oregon corporation.

      This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368 (a) of the United States Internal Revenue Code of 1986, as amended (the "Code"), and any successor provision. The reorganization will consist of the transfer of all of the assets of Crabbe Huson Fund in exchange solely for Class A shares of beneficial interest of Colonial Fund ("Colonial Shares") and the assumption by Colonial Fund of the liabilities of Crabbe Huson Fund (other than certain expenses of the reorganization contemplated hereby) and the distribution of such Colonial Shares to the shareholders of Crabbe Huson Fund in liquidation of Crabbe Huson Fund, all upon the terms and conditions hereinafter set forth in this Agreement.

      In consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

      1. TRANSFER OF ASSETS OF CRABBE HUSON FUND IN EXCHANGE FOR ASSUMPTION OF LIABILITIES AND COLONIAL SHARES AND LIQUIDATION OF CRABBE HUSON FUND.

                  1.1 Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein,
            (a) Crabbe Huson Fund will transfer to Colonial Fund and Colonial Fund will acquire all the assets of Crabbe Huson Fund as set forth in paragraph 1.2, (b) Colonial will assume and pay the debts, obligations and liabilities of Crabbe Huson Fund of every kind and nature other than the expenses of the reorganization contemplated hereby to be paid by Colonial and Liberty pursuant to paragraph 1.5, and (c) Colonial Fund will issue and deliver to Crabbe Huson Fund in exchange for such assets the number of Colonial Shares (including fractional shares, if any) determined by dividing the net asset value of Crabbe Huson Fund, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Colonial Share, computed in the manner and as of the time and date set forth in paragraph 2.2. Such transactions shall take place at the closing provided for in paragraph 3.1 (the "Closing").

                  1.2 The assets of Crabbe Huson Fund to be acquired by Colonial
            Fund shall consist of all cash, securities (other than securities that Colonial Fund is not permitted to acquire), dividends and interest receivable, receivables for shares sold and all other assets which are owned by Crabbe Huson Fund on the closing date provided in paragraph 3.1 (the "Closing Date") and any deferred expenses, other than unamortized organizational expenses, shown as an asset on the books of Crabbe Huson Fund on the Closing Date.

                  1.3 As provided in paragraph 3.4, as soon after the Closing
            Date as is conveniently practicable (the "Liquidation Date"), Crabbe Huson Fund will liquidate and distribute pro rata to its shareholders of record ("Crabbe Huson Fund Shareholders"), determined as of the close of business on the Valuation Date (as defined in paragraph 2.1), the Colonial Shares received by Crabbe Huson Fund pursuant to paragraph 1.1. Such liquidation and distribution will be accomplished by the transfer of the Colonial Shares then credited to the account of Crabbe Huson Fund on the books of Colonial Fund to open accounts on the share records of Colonial Fund in the names of the Crabbe Huson Fund shareholders and representing the respective pro rata number of Colonial Shares due such shareholders. Colonial Fund shall not be obligated to issue certificates representing Colonial Shares in connection with such exchange.

                  1.4 With respect to Colonial Shares distributable pursuant to paragraph 1.3 to a Crabbe Huson Fund Shareholder holding a certificate or certificates for shares of Crabbe Huson Fund, if any, on the Valuation Date, Colonial Trust will not permit such shareholder to receive Colonial Share certificates therefor, exchange such Colonial Shares for shares of other investment companies, effect an account transfer of such Colonial Shares, or pledge or redeem such Colonial Shares until Colonial Trust has been notified by Crabbe Huson Fund or its agent that such Shareholder has surrendered all his or her outstanding certificates for Crabbe Huson Fund shares or, in the event of lost certificates, posted adequate bond.

                  1.5 Subject to the provisions of paragraph 11.2, Colonial will pay or cause an affiliate to pay the expenses of Crabbe Huson Fund and Colonial Fund incurred in connection with the consummation of the reorganization contemplated hereby, including legal fees, costs of filing, printing and mailing the Proxy Statement and the Registration Statement referred to in paragraph 5.3, and proxy solicitation costs.

                  1.6 As promptly as possible after the Closing Date, the Crabbe
            Huson Fund shall be terminated pursuant to the provisions of the laws of the State of Delaware, and, after the Closing Date, the Crabbe Huson Fund shall not conduct any business except in connection with its liquidation.


      2.    VALUATION.

                        2.1 For the purpose of paragraph 1, the value of Crabbe
            Huson Fund's assets to be acquired by Colonial Fund hereunder shall be the net asset value computed as of the close of business on the New York Stock Exchange on the business day next preceding the Closing (such time and date being herein called the "Valuation Date") using the valuation procedures set forth in the Declaration of Trust of Colonial Trust and the then current prospectus or statement of additional information of Colonial Fund, without deduction for the expenses of the reorganization contemplated hereby to be paid by Colonial and Crabbe Huson pursuant to paragraph 1.5, and shall be certified by Crabbe Huson Fund.

                        2.2 For the purpose of paragraph 2.1, the net asset
            value of a Colonial Share shall be the net asset value per share computed as of the close of business on the New York Stock Exchange on the Valuation Date, using the valuation procedures set forth in the Declaration of Trust of Colonial Trust and the then current prospectus or statement of additional information of Colonial Fund, without deduction for the expenses of the reorganization contemplated hereby to be paid by Colonial and Crabbe Huson pursuant to paragraph 1.5, and shall be certified by Colonial Fund.

      3.    CLOSING AND CLOSING DATE.

                        3.1 The Closing Date shall be such date as the parties
            may agree in writing. If the transactions contemplated by this Agreement have not been substantially completed by December 31, 1998, this Agreement shall automatically terminate on that date unless a later date is agreed to by both CHT and Colonial Trust. The Closing shall be held at 9:00 a.m. at the offices of Colonial Management Associates, Inc., One Financial Center, Boston, Massachusetts 02111, or at such other time and/or place as the parties may agree.

                        3.2 The portfolio securities of Crabbe Huson Fund shall
            be made available by Crabbe Huson Fund to The Chase Manhattan Bank, as Custodian for Colonial Fund (the "Custodian"), for examination no later than five business days preceding the Valuation Date. On the Closing Date, such portfolio securities and all Crabbe Huson Fund's cash shall be delivered by Crabbe Huson Fund to the Custodian for the account of Colonial Fund, such portfolio securities to be duly endorsed in proper form for transfer in such manner and condition as to constitute good delivery thereof in accordance with the custom of brokers or, in the case of portfolio securities held in the U.S. Treasury Department's book-entry system or by Depository Trust Company, Participants Trust Company or other third party depositories, by transfer to the account of the Custodian in accordance with Rule 17f-4 or Rule 17f-5, as the case may be, under the 1940 Act, and accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof. The cash delivered shall be in the form of currency or certified or official bank checks in Boston funds, payable to the order of "The Chase Manhattan Bank, custodian for Colonial [name of fund]".

                        3.3 In the event that on the Valuation Date (a) the New
            York Stock Exchange shall be closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of Crabbe Huson Fund or Colonial Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored; provided that if trading shall not be fully resumed and reporting restored within three business days of the Valuation Date, this Agreement may be terminated by either of CHT or Colonial Trust upon the giving of written notice to the other party.

                        3.4 At the Closing, Crabbe Huson Fund or its transfer
            agent shall deliver to Colonial Fund or its designated agent a list of the names and addresses of the Crabbe Huson Fund Shareholders and the number of outstanding shares of beneficial interest of Crabbe Huson Fund owned by each Crabbe Huson Fund Shareholder, all as of the close of business on the Valuation Date, certified by the Secretary or Assistant Secretary of CHT. Colonial Trust will provide to Crabbe Huson Fund evidence satisfactory to it that the Colonial Shares issuable pursuant to paragraph 1.1 have been credited to Crabbe Huson Fund's account on the books of Colonial Fund. On the Liquidation Date, Colonial Trust will provide to Crabbe Huson Fund evidence satisfactory to it that such Colonial Shares have been credited pro rata to open accounts in the names of the Crabbe Huson Fund shareholders as provided in paragraph 1.3.

                        3.5 At the Closing each party shall deliver to the other
            such bills of sale, agreements of assumption of liabilities, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request in connection with the transfer of assets, assumption of liabilities and liquidation contemplated by paragraph 1.

      4.    REPRESENTATIONS AND WARRANTIES.

                        4.1 CHT, on behalf of Crabbe Huson Fund, represents and
            warrants to Colonial Fund as follows:

                  (a) CHT is a business trust duly organized, validly existing and in good standing under the laws of the State of Delaware;

                  (b) CHT is a duly registered investment company classified as a management company of the open-end diversified type and its registration with the Securities and Exchange Commission as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), is in full force and effect, and Crabbe Huson Fund is a separate series thereof duly designated in accordance with the applicable provisions of the Declaration of Trust of CHT and the 1940 Act;

                  (c) CHT is not in violation in any material respect of any provision of its Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which CHT is a party or by which Crabbe Huson Fund is bound, and the execution, delivery and performance of this Agreement will not result in any such violation;

                  (d) CHT has no material contracts or other commitments (other than this Agreement) which will not be terminated without liability to Crabbe Huson Fund prior to the Closing Date or under which (if not terminated) any material payments for periods subsequent to the Closing Date will be due from Crabbe Huson Fund;

                  (e) No litigation or administrative proceeding or
            investigation of or before any court or governmental body is presently pending or threatened against Crabbe Huson Fund or any of its properties or assets, except as previously disclosed in writing to Colonial Fund. Crabbe Huson Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby;

                  (f) The statement of assets and liabilities, the statement of operations, the statement of changes in net assets, and the schedule of investments as at and for the two years ended October 31, 1997 of Crabbe Huson Fund, audited by KPMG Peat Marwick LLP, and the unaudited statement of assets and liabilities, statement of operations, statement of change in net assets and schedule of investments as at and for the six months ended April 30, 1998 of Crabbe Huson Fund, copies of which have been furnished to Colonial Fund, fairly reflect the financial condition and results of operations of Crabbe Huson Fund as of such dates and for the periods then ended in accordance with generally accepted accounting principles consistently applied, and Crabbe Huson Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the statements of assets referred to above or those incurred in the ordinary course of its business since April 30, 1998;

                  (g) Since April 30, 1998, there has not been any material
            adverse change in Crabbe Huson Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by Crabbe Huson Fund of indebtedness, except as disclosed in writing to Colonial Fund. For the purposes of this subparagraph (g), distributions of net investment income and net realized capital gains, changes in portfolio securities, changes in the market value of portfolio securities or net redemptions shall be deemed to be in the ordinary course of business;

                  (h) By the Closing Date, all federal and other tax returns and reports of Crabbe Huson Fund required by law to have been filed by such date (giving effect to extensions) shall have been filed, and all federal and other taxes shown to be due on said returns and reports shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of Crabbe Huson Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns;

                  (i) For all taxable years and all applicable quarters of such years from the date of its inception, Crabbe Huson Fund has met the requirements of subchapter M of the Code, for treatment as a "regulated investment company" within the meaning of Section 851(a) of the Code. Neither CHT nor Crabbe Huson Fund has at any time since its inception been liable for and is now liable for any material excise tax pursuant to Section 4982 of the Code. Crabbe Huson Fund has duly filed all federal, state, local and foreign tax returns which are required to have been filed, and all taxes of Crabbe Huson Fund which are due and payable have been paid except for amounts that alone or in the aggregate would not reasonably be expected to have a material adverse effect. Crabbe

            Huson Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its capital stock and to withholding in respect of dividends and other distributions to shareholders, and is not liable for any material penalties which could be imposed thereunder.

                  (j) The authorized capital of CHT consists of an unlimited number of shares of beneficial interest without par value, of such number of different series or classes as the Board of Trustees may authorize from time to time, eight series of which (including Crabbe Huson Fund) are currently authorized and outstanding. All issued and outstanding shares of Crabbe Huson Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and (except as set forth in Crabbe Huson Fund's Prospectus) non-assessable by Crabbe Huson Fund and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. No options, warrants or other rights to subscribe for or purchase, or securities convertible into or exchangeable for, any shares of beneficial interest of Crabbe Huson Fund are outstanding and none will be outstanding on the Closing Date;

                  (k) At the Closing Date, Crabbe Huson Fund will have good and marketable title to its assets to be transferred to Colonial Fund pursuant to paragraph 1.2, and full right, power, and authority to sell, assign, transfer and deliver such assets as contemplated hereby, and upon delivery and payment for such assets Colonial Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the Securities Act of 1933, as amended (the "1933 Act");

                  (l) The Crabbe Huson Fund's investment operations from
            inception to the date hereof have been in compliance with the investment policies and investment restrictions set forth in its prospectus and statement of additional information as in effect from time to time, except as previously disclosed in writing to Colonial Fund;

                  (m) The execution, delivery and performance of this Agreement has been duly authorized by the Trustees of CHT, and, upon approval thereof by the required majority of the shareholders of Crabbe Huson Fund, this Agreement will constitute the valid and binding obligation of Crabbe Huson Fund enforceable in accordance with its terms;

                  (n) The information to be furnished by Crabbe Huson Fund for use in the Registration Statement referred to in paragraph 5.3 shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations thereunder applicable thereto; and

                  (o) The Colonial Shares to be issued to Crabbe Huson Fund
            pursuant to paragraph 1 will not be acquired for the purpose of making any distribution thereof other than to the Crabbe Huson Fund Shareholders as provided in paragraph 1.3.

                        4.2 Colonial Trust, on behalf of Colonial Fund,
            represents and warrants to Crabbe Huson Fund as follows:

                  (a) Colonial Trust is a business trust duly organized, validly existing and in good standing under the laws of The Commonwealth of Massachusetts;

                  (b) Colonial Trust is a duly registered investment company classified as a management company of the open-end diversified type and its registration with the Securities and Exchange Commission as an investment company under the 1940 Act is in full force and effect, and Colonial Fund is a separate series thereof duly designated in accordance with the applicable provisions of the Declaration of Trust of Colonial Trust and the 1940 Act;

                  (c) The current prospectus and statement of additional
            information dated [date of current prospectus] of Colonial Fund conform in all material respects to the applicable requirements of the 1933 Act and the rules and regulations of the Securities and Exchange Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and there are no material contracts to which Colonial Fund is a party that are not referred to in such prospectus and statement of additional information or in the registration statement of which they are a part;

                  (d) At the Closing Date, Colonial Fund will have good and
            marketable title to its assets;

                  (e) Colonial Trust is not in violation in any material respect of any provisions of its Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which Colonial Trust is a party or by which Colonial Fund is bound, and the execution, delivery and performance of this Agreement will not result in any such violation;

                  (f) No litigation or administrative proceeding or
            investigation of or before any court or governmental body is presently pending or threatened against Colonial Fund or any of its properties or assets, except as previously disclosed in writing to Crabbe Huson Fund. Colonial Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby;

                  (g) The statement of assets, the statement of operations, the statement of changes in assets, and the schedule of investments as at and for the two years ended October 31, 1997 of Colonial Fund, audited by Price Waterhouse LLP, copies of which have been furnished to Crabbe Huson Fund, fairly reflect the financial condition and results of operations of Colonial Fund as of such dates and the results of its operations for the periods then ended in accordance with generally accepted accounting principles consistently applied, and Colonial Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the statements of assets referred to above or those incurred in the ordinary course of its business since October 31, 1997;

                  (h) Since October 31, 1997, there has not been any material adverse change in Colonial Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by Colonial Fund of indebtedness, except as disclosed in writing to Crabbe Huson Fund. For the purposes of this subparagraph (h), changes in portfolio securities, changes in the market value of portfolio securities or net redemptions shall be deemed to be in the ordinary course of business.

                  (i) By the Closing Date, all federal and other tax returns and reports of Colonial Fund required by law to have been be filed by such date (giving effect to extensions) shall have been filed, and all federal and other taxes shown to be due on said returns and reports shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of Colonial Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns;

                  (j) For each fiscal year of its operation, Colonial Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company;

                  (k) The authorized capital of Colonial Trust consists of an unlimited number of shares of beneficial interest, no par value, of such number of different series as the Board of Trustees may authorize from time to time, - six series of which (including Colonial Fund) are currently authorized and outstanding. The outstanding shares of beneficial interest in Colonial Fund are, and at the Closing Date will be, divided into Class A shares, Class B shares, Class C shares and Class [ ] shares, each having the characteristics described in the prospectus and statement of additional information referred to in paragraph 4.2(c). All issued and outstanding shares of the Colonial Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by Colonial Trust, and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. Except for Class B shares which convert to Class A shares after the expiration of a period of time, no options, warrants or other rights to subscribe for or purchase, or securities convertible into or exchangeable for, any shares of beneficial interest in Colonial Fund of any class are outstanding and none will be outstanding on the Closing Date;

                  (l) The Colonial Fund's investment operations from inception to the date hereof have been in compliance with the investment policies and investment restrictions set forth in its prospectus and statement of additional information as in effect from time to time.

                  (m) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of Colonial Trust, and this Agreement constitutes the valid and binding obligation of Colonial Trust and Colonial Fund enforceable in accordance with its terms;

                  (n) The Colonial Shares to be issued and delivered to Crabbe
            Huson Fund pursuant to the terms of this Agreement will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Class A shares of beneficial interest in Colonial Fund, and will be fully paid and non-assessable (except as set forth in Colonial Fund's Statement of Additional Information) by Colonial Trust, and no shareholder of Colonial Trust will have any preemptive right of subscription or purchase in respect thereof.

                  (o) The information to be furnished by Colonial Fund for use in the Registration Statement referred to in paragraph 5.3 shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations applicable thereto; and

                  (p) Colonial Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

      5. COVENANTS OF CRABBE HUSON FUND AND COLONIAL FUND.

      Colonial Trust, on behalf of Colonial Fund, and CHT, on behalf of Crabbe Huson Fund, each hereby covenants and agrees with the other as follows:

                        5.1 Colonial Fund and Crabbe Huson Fund each will
            operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include regular and customary periodic dividends and distributions.

                        5.2 Crabbe Huson Fund will call a meeting of its
            shareholders to be held prior to the Closing Date to consider and act upon this Agreement and take all other action necessary to obtain the required shareholder approval of the transactions contemplated hereby.

                        5.3 In connection with the Crabbe Huson Fund
            shareholders' meeting referred to in paragraph 5.2, Crabbe Huson Fund will prepare a Proxy Statement for such meeting, to be included in a Registration Statement on Form N-14 which Colonial Trust will prepare and file for the registration under the 1933 Act of the Colonial Shares to be distributed to the Crabbe Huson Fund Shareholders pursuant hereto, all in compliance with the applicable requirements of the 1933 Act, the Securities Exchange Act of 1934 (the "1934 Act"), and the 1940 Act.

                        5.4 Colonial Fund will advise Crabbe Huson Fund promptly
            if at any time prior to the Closing Date the assets of Crabbe Huson Fund include any securities which Colonial Fund is not permitted to acquire.

                        5.5 Subject to the provisions of this Agreement, Crabbe
            Huson Fund and Colonial Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to cause the conditions to the other party's obligations to consummate the transactions contemplated hereby to be met or fulfilled and otherwise to consummate and make effective such transactions.

      6. CONDITIONS PRECEDENT TO OBLIGATIONS OF CRABBE HUSON

      FUND.

      The obligations of Crabbe Huson Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by Colonial Trust and Colonial Fund of all the obligations to be performed by them hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

                        6.1 Colonial Trust, on behalf of Colonial Fund, shall
            have delivered to CHT a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form satisfactory to CHT and dated as of the Closing Date, to the effect that the representations and warranties of Colonial Trust on behalf of Colonial Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that Colonial Trust and Colonial Fund have complied with all the covenants and agreements and satisfied all of the conditions on their parts to be performed or satisfied under this Agreement at or prior to the Closing Date;

                        6.2 CHT shall have received a favorable opinion from
            Ropes & Gray, counsel to Colonial Trust for the transactions contemplated hereby, dated the Closing Date and, in a form satisfactory to Davis Wright Tremaine, counsel to Crabbe Huson Fund, to the following effect:

                  (a) Colonial Trust is a business trust duly organized and
            validly existing under the laws of The Commonwealth of Massachusetts and has power to own all of its properties and assets and to carry on its business as presently conducted, and Colonial Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the Declaration of Trust and By-laws of Colonial Trust; (b) this Agreement has been duly authorized, executed and delivered on behalf of Colonial Fund and, assuming the Prospectus and Registration Statement referred to in paragraph 5.3 complies with applicable federal securities laws and assuming the due authorization, execution and delivery thereof by CHT on behalf of Crabbe Huson Fund, is the valid and binding obligation of Colonial Fund enforceable against Colonial Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles; (c) Colonial Fund has the power to assume the liabilities to be assumed by it hereunder and upon consummation of the transactions contemplated hereby Colonial Fund will have duly assumed such liabilities; (d) the Colonial Shares to be issued for transfer to the shareholders of Crabbe Huson Fund as provided by this Agreement are duly authorized and upon such transfer and delivery will be validly issued and outstanding and fully paid and nonassessable (except as set forth in Colonial Fund's Statement of Additional Information) Class A shares of beneficial interest in Colonial Fund, and no shareholder of Colonial Fund has any preemptive right of subscription or purchase in respect thereof; (e) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate Colonial Trust's Declaration of Trust or By-Laws, or any provision of any agreement known to such counsel to which Colonial Trust or Colonial Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree to which Colonial Trust or Colonial Fund is a party or by which it is bound; (f) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by Colonial Trust or Colonial Fund of the transactions contemplated by this Agreement except such as have been obtained;
            (g) such counsel does not know of any legal or governmental proceedings relating to Colonial Trust or Colonial Fund existing on or before the date of mailing of the Prospectus referred to in paragraph 5.3 or the Closing Date required to be described in the Registration Statement referred to in paragraph 5.3 which are not described as required; (h) Colonial Trust is registered with the Securities and Exchange Commission as an investment company under the 1940 Act; and (i) to the best knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to Colonial Trust or Colonial Fund or any of their properties or assets and neither Colonial Trust nor Colonial Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business.

      7. CONDITIONS PRECEDENT TO OBLIGATIONS OF COLONIAL FUND.

      The obligations of Colonial Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by Crabbe Huson Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

                        7.1 CHT, on behalf of Crabbe Huson Fund, shall have
            delivered to Colonial Trust a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to Colonial Trust and dated the Closing Date, to the effect that the representations and warranties of Crabbe Huson Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that CHT and Crabbe Huson Fund have complied with all the covenants and agreements and satisfied all of the conditions on its part to be performed or satisfied under this Agreement at or prior to the Closing Date;

                        7.2 Colonial Trust shall have received a favorable
            opinion of Davis Wright Tremaine, counsel to CHT, dated the Closing Date and in a form satisfactory to Ropes & Gray, counsel to Colonial Fund, to the following effect:

                  (a) CHT is a business trust duly organized and validly
            existing under the laws of the State of Delaware and has power to own all of its properties and assets and to carry on its business as presently conducted, and Crabbe Huson Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the Declaration of Trust of CHT; (b) this Agreement has been duly authorized, executed and delivered on behalf of Liberty Financial Fund and, assuming the Proxy Statement referred to in paragraph 5.3 complies with applicable federal securities laws and assuming the due authorization, execution and delivery thereof by Colonial Trust on behalf of Colonial Fund, is the valid and binding obligation of Crabbe Huson Fund enforceable against Crabbe Huson Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles; (c) Crabbe Huson Fund has the power to sell, assign, transfer and deliver the assets to be transferred by it hereunder, and, upon consummation of the transactions contemplated hereby, Crabbe Huson Fund will have duly transferred such assets to Colonial Fund; (d) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate CHT's Declaration of Trust or By-Laws, or any provision of any agreement known to such counsel to which CHT or Crabbe Huson Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree to which CHT or Crabbe Huson Fund is a party or by which it is bound; (e) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by CHT or Crabbe Huson Fund of the transactions contemplated by this Agreement, except such as have been obtained; (f) such counsel does not know of any legal or governmental proceedings relating to CHT or Crabbe Huson Fund existing on or before the date of mailing of the Prospectus referred to in paragraph 5.3 or the Closing Date required to be described in the Registration Statement referred to in paragraph 5.3 which are not described as required; (g) CHT is registered with the Securities and Exchange Commission as an investment company under the 1940 Act; and (h) to the best knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to CHT or Crabbe Huson Fund or any of its properties or assets and neither CHT nor Crabbe Huson Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business.

                        7.3 Crabbe Huson Fund shall have furnished to Colonial
            Fund pro forma tax returns, signed by a partner of KPMG Peat Marwick LLP, for the fiscal year ended October 31, 1997 and for the period from November 1, 1997 to the Closing Date.

                        7.4 Prior to the Closing Date, Crabbe Huson Fund shall
            have declared a dividend or dividends which, together with all previous dividends, shall have the effect of distributing all of Crabbe Huson Fund's investment company taxable income for its taxable years ending on or after October 31, 1997 and on or prior to the Closing Date (computed without regard to any deduction for dividends paid), and all of its net capital gains realized in each of its taxable years ending on or after October 31, 1997 and on or prior to the Closing Date.

                        7.5 Crabbe Huson Fund shall have furnished to Colonial
            Fund a certificate, signed by the President (or any Vice President) and the Treasurer of CHT, as to the adjusted tax basis in the hands of Crabbe Huson Fund of the securities delivered to Colonial Fund pursuant to this Agreement.

                        7.6 The custodian of Crabbe Huson Fund shall have
            delivered to Colonial Fund a certificate identifying all of the assets of Crabbe Huson Fund held by such custodian as of the Valuation Date.

            8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF COLONIAL FUND AND CRABBE HUSON FUND.

      The respective obligations of CHT and Colonial Trust hereunder are, unless waived by the mutual agreement of both parties hereto, each subject to the further conditions that on or before the Closing Date

                        8.1 This Agreement and the transactions contemplated
            herein shall have been approved by the vote of the required majority of the holders of the outstanding shares of Crabbe Huson Fund of record on the record date for the meeting of its shareholders referred to in paragraph 5.2;

                        8.2 The transactions contemplated by the Asset
            Acquisition Agreement dated June 10, 1998 between The Crabbe Huson Group, Inc., James E. Crabbe, Richard F. Huson, Liberty Financial Investments, Inc. and LFC Acquisition Corp. shall have been consummated.

                        8.3 On the Closing Date no action, suit or other
            preceding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated hereby;

                        8.4 All consents of other parties and all other
            consents, orders and permits of federal, state and local regulatory authorities (including those of the Securities and Exchange Commission and of state Blue Sky and securities authorities) deemed necessary by CHT or Colonial Trust to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of Colonial Fund or Crabbe Huson Fund, provided that either party hereto may for itself waive any of such conditions;

                        8.5 The Registration Statement referred to in paragraph
            5.3 shall have become effective under the 1933 Act and no stop order suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act;

                        8.6 The parties shall have received a favorable opinion
            of Davis Wright Tremaine satisfactory to CHT and Colonial Trust, substantially to the effect that, for federal income tax purposes:

                  (a) The acquisition by Colonial Fund of the assets of Crabbe
            Huson Fund in exchange for Colonial Fund's assumption of the liabilities of Crabbe Huson Fund and issuance of Colonial Shares, followed by the distribution by Crabbe Huson Fund of such Colonial Shares to the shareholders of Crabbe Huson Fund in exchange for their shares of Crabbe Huson Fund, all as provided in paragraph 1 hereof, will constitute a reorganization within the meaning of
            Section 368(a) of the Code, and Crabbe Huson Fund and Colonial Fund will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code.

                  (b) No gain or loss will be recognized to Crabbe Huson Fund
            (i) upon the transfer of its assets to Colonial Fund in exchange for Colonial Shares or (ii) upon the distribution of the Colonial shares to the shareholders of the Crabbe Huson Fund as contemplated in paragraph 1 hereof.

                  (c) No gain or loss will be recognized to Colonial Fund upon the receipt of the assets of Crabbe Huson Fund in exchange for the assumption of liabilities and issuance of Colonial Shares as contemplated in paragraph 1 hereof.

                  (d) The tax basis of the assets of Crabbe Huson Fund acquired by Colonial Fund will be the same as the basis of those assets in the hands of Crabbe Huson Fund immediately prior to the transfer, and the holding period of the assets of Crabbe Huson Fund in the hands of Colonial Fund will include the period during which those assets were held by Crabbe Huson Fund.

                  (e) The shareholders of Crabbe Huson Fund will recognize no gain or loss upon the exchange of all of their shares of Crabbe Huson Fund for Colonial Shares.

                  (f) The tax basis of the Colonial Shares to be received by the shareholders of Crabbe Huson Fund will be the same as the tax basis of the shares of Crabbe Huson Fund surrendered in exchange therefor.

                  (g) The holding period of the Colonial Shares to be received by the shareholders of Crabbe Huson Fund will include the period during which the shares of Crabbe Huson Fund surrendered in exchange therefor were held, provided such shares of Crabbe Huson Fund were held as a capital asset on the date of the exchange.

                        8.7 At any time prior to the Closing, any of the
            foregoing conditions other than that set forth in 8.2 above may be waived jointly by the Board of Trustees of CHT and the Board of Trustees of the Colonial Trust if, in their judgment, such waiver will not have a material adverse effect on the interests of the shareholders of the Crabbe Huson Fund and the Colonial Fund. If the transactions contemplated by this Agreement and Plan of Reorganization have not been substantially completed by December 31, 1998, this Agreement and Plan of Reorganization shall automatically terminate on that date unless a later date is agreed to by both CHT and the Colonial Trust acting by their respective Trustees.

      9.    BROKERAGE FEES AND EXPENSES.

                        9.1 CHT, on behalf of Crabbe Huson Fund, and Colonial
            Trust, on behalf of Colonial Fund, each represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

                        9.2 CHT, on behalf of Crabbe Huson Fund, and Colonial
            Trust,
            on behalf of Colonial Fund, shall each be liable for all expenses incurred by such party in connection with entering into and carrying out the provisions of this Agreement other than those to be paid by Colonial and Liberty as provided in paragraph 1.5, whether or not the transactions contemplated hereby are consummated.

      10.   ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES.

                        10.1 CHT on behalf of Crabbe Huson Fund and Colonial
            Trust on behalf of Colonial Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

                        10.2 The representations, warranties and covenants
            contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder.

      11.   TERMINATION.

                        11.1 This Agreement may be terminated by the mutual
            agreement of Colonial Trust and CHT. In addition, either Colonial Trust or CHT may at its option terminate this Agreement at or prior to the Closing Date because:

                  (a) of a material breach by the other of any representation, warranty, covenant or agreement contained herein to be performed by the other party at or prior to the Closing Date; or

                  (b) a condition herein expressed to be precedent to the
            obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

                        11.2 In the event that the transactions contemplated by
            this Agreement are not consummated by reason of CHT's or Crabbe Huson Fund's unwillingness or inability to go forward therewith other than by reason of the nonfulfillment or failure of any condition to CHT's or Crabbe Huson Fund's obligations referred to in paragraphs 6 and 8, or by reason of Colonial Trust's or Colonial Fund's unwillingness or inability to go forward therewith other than by reason of the nonfulfillment or failure of any conditions to Colonial Trust's or Colonial Fund's obligations referred to in paragraphs 7 and 8, then, Colonial or Crabbe Huson, as the case may be, shall reimburse the other for the expenses incurred by them pursuant to paragraph 1.5.

                        11.3 If for any reason the transactions contemplated by
            this Agreement are not consummated, no party shall be liable to any other party for any damages resulting therefrom, including without limitation consequential damages, except as specifically set forth in paragraph 11.2.

      12.   AMENDMENTS.

      This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of CHT on behalf of Crabbe Huson Fund and Colonial Trust on behalf of Colonial Fund; provided, however, that following the shareholders' meeting called by Crabbe Huson Fund pursuant to paragraph 5.2 no such amendment may have the effect of changing the provisions for determining the number of Colonial Shares to be issued to shareholders of Crabbe Huson Fund under this Agreement to the detriment of such shareholders without their further approval.

      13.   NOTICES.

      Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to CHT, 121 SW Morrison, Suite 1400, Portland, OR 97204, attention Charles Davidson, or to Colonial Trust, One Financial Center, Boston, Massachusetts 02111, attention Nancy L. Conlin.

      14.   HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT NON-RECOURSE.

                        14.1 The article and paragraph headings contained in
            this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

                        14.2 This Agreement may be executed in any number of
            counterparts, each of which shall be deemed an original.

                        14.3 This Agreement shall be governed by and construed
            in accordance with the laws of The Commonwealth of Massachusetts.

                        14.4 This Agreement shall bind and inure to the benefit
            of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

                        14.5 A copy of the Declarations of Trust of CHT and
            Colonial Trust are on file with the Secretary of the State of Delaware, and notice is hereby given that no trustee, officer, agent or employee of either CHT or Colonial Trust shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and properties of Crabbe Huson Fund and Colonial Fund.

      IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as a sealed instrument by its President or Vice President and its corporate seal to be affixed thereto and attested by its Secretary or Assistant Secretary.

                                    COLONIAL TRUST II,
                                    on behalf of [Colonial Fund]

                                    By:__________________________
ATTEST:

_______________________             CRABBE HUSON FUNDS,
Assistant Secretary                 on behalf of [Crabbe Huson Fund]

ATTEST:

_______________________

                                    Joined in for the purpose of
                                    paragraphs 1.5 and 11.2

                                    THE COLONIAL GROUP, INC.

                                    By: _________________________

                                    THE CRABBE HUSON GROUP, INC.

                                    By: _________________________

                                    EXHIBIT B

           CERTAIN INFORMATION REGARDING FINANCIAL AND ORGANIZATIONAL
         HISTORY AND INVESTMENT POLICIES OF CRABBE HUSON U.S. GOVERNMENT
               INCOME FUND AND CRABBE HUSON U.S. GOVERNMENT MONEY
         MARKET FUND AND INVESTMENT POLICIES OF COLONIAL SHORT DURATION
               U.S. GOVERNMENT FUND AND COLONIAL MONEY MARKET FUND

THE FUND'S FINANCIAL HISTORY

The following information for a Crabbe Huson Government Fund share outstanding through October 31, 1997 has been audited by KPMG Peat Marwick LLP, the Fund's independent auditors, whose report dated December 3, 1997 is incorporated by reference in the Fund's Statement of Additional Information. For the years or periods ended on or after October 31, 1996, calculations are based on a share outstanding during the period. For years or periods ending prior to November 1, 1995, calculations are based on average number of shares outstanding for each year or period.

                                                          (UNAUDITED)
                                                             PERIOD
                                                             ENDED                   YEAR ENDED
                                                         --------------   ---------------------------------
                                                            4/30/98       10/31/97    10/31/96    10/31/95
                                                         --------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD...................   $10.81             $10.66      $10.66      $10.27

INCOME FROM INVESTMENT OPERATIONS
Net Investment Income..................................     0.27               0.53        0.47        0.51
Net Realized & Unrealized Gain (Loss) on Investments...     0.01               0.16        0.00        0.40
                                                         --------------------------------------------------
    Total from Investment Operations...................     0.28               0.69        0.47        0.91

LESS DISTRIBUTIONS
Distributions from Net Investment Income...............     0.32               0.54        0.47        0.51
Distributions in excess of Net Investment Income.......     0.00               0.00        0.00        0.01
Distributions from Capital Gains.......................     0.00               0.00        0.00        0.00
                                                         --------------------------------------------------
    Total Distributions................................     0.32               0.54        0.47        0.52
                                                         --------------------------------------------------
NET ASSET VALUE, END OF PERIOD.........................   $10.77             $10.81      $10.66      $10.66
                                                         --------------------------------------------------
                                                         --------------------------------------------------
TOTAL RETURN...........................................     2.65%              6.65%       4.55%       9.12%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000's)......................   $4,030             $4,494      $8,517      $8,426
Ratio of Expenses to Average Net Assets................     0.75%(b)(c)        0.75%       0.75%       0.75%
Ratio of Net Investment Income to Average Net Assets...     5.03%(c)           4.82%       4.44%       4.85%
Portfolio Turnover Rate................................    59.15%             45.42%     226.37%     230.43%
Average Number of Shares Outstanding...................  420,204*           602,738          --          --
Amount of Debt Outstanding.............................       --                 --          --          --
Average Amount of Debt Outstanding During the Period...   $1,943*               $50          --          --
Average Amount of Debt Per Share During the Period.....    $0.00              $0.00          --          --

RATIOS IF FEES HAD NOT BEEN WAIVED AND/OR REIMBURSED
Ratio of Expenses to Average Net Assets................     2.05%(b)(c)        1.78%       1.63%       1.46%
Ratio of Net Investment Income to Average Net Assets...     3.73%(c)           3.79%       3.56%       4.14%

RATIOS NET OF FEES PAID INDIRECTLY
Ratio of Expenses to Average Net Assets................     0.75%(c)           0.75%       0.75%         --
Ratio of Net Investment Income to Average Net Assets...     5.03%(c)           4.82%       4.44%         --

CRABBE HUSON GOVERNMENT FUND
THE FUND'S FINANCIAL HISTORY (CONTINUED)

                                                                                                               PERIOD
                                                                       YEAR ENDED                              ENDED
                                               ----------------------------------------------------------   ------------
                                                10/31/94    10/31/93    10/31/92    10/31/91    10/31/90    10/31/89(a)
                                               -------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD.........      $11.04      $10.91      $10.69      $10.24      $10.28     $10.00

INCOME FROM INVESTMENT OPERATIONS
Net Investment Income........................        0.46        0.47        0.58        0.67        0.68       0.56
Net Realized & Unrealized Gain (Loss) on
  Investments................................       (0.65)       0.22        0.29        0.45       (0.04)      0.29
                                               -------------------------------------------------------------------------
    Total from Investment Operations.........       (0.19)       0.69        0.87        1.12        0.64       0.85

LESS DISTRIBUTIONS
Distributions from Net Investment Income.....        0.47        0.48        0.58        0.67        0.67       0.57
Distributions in excess of Net Investment
  Income.....................................        0.00        0.00        0.00        0.00        0.00       0.00
Distributions from Capital Gains.............        0.11        0.08        0.07        0.00        0.01       0.00
                                               -------------------------------------------------------------------------
    Total Distributions......................        0.58        0.56        0.65        0.67        0.68       0.57
                                               -------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD...............      $10.27      $11.04      $10.91      $10.69      $10.24     $10.28
                                               -------------------------------------------------------------------------
                                               -------------------------------------------------------------------------
TOTAL RETURN.................................       (1.78)%      6.71%       8.70%      11.17%       6.40%     11.15%(c)

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000's)............      $9,249     $11,218      $8,959      $3,748      $2,069     $1,717
Ratio of Expenses to Average Net Assets......        0.75%       0.75%       0.80%       0.96%       1.42%      1.14%(c)
Ratio of Net Investment Income to Average Net
  Assets.....................................        4.39%       4.33%       5.35%       6.44%       6.72%      7.35%(c)
Portfolio Turnover Rate......................       76.09%      81.74%     105.52%     114.81%      87.71%     40.42%
Average Number of Shares Outstanding.........          --          --          --          --          --         --
Amount of Debt Outstanding...................          --          --          --          --          --         --
Average Amount of Debt Outstanding During the
  Period.....................................          --          --          --          --          --         --
Average Amount of Debt Per Share During the
  Period.....................................          --          --          --          --          --         --

RATIOS IF FEES HAD NOT BEEN WAIVED AND/OR REIMBURSED
Ratio of Expenses to Average Net Assets......        1.47%       1.26%       1.52%       2.15%       2.84%      3.40%(c)
Ratio of Net Investment Income to Average Net
  Assets.....................................        3.66%       3.81%       4.63%       5.25%       5.31%      5.09%(c)

RATIOS NET OF FEES PAID INDIRECTLY
Ratio of Expenses to Average Net Assets......          --          --          --          --          --         --
Ratio of Net Investment Income to Average Net
  Assets.....................................          --          --          --          --          --         --

(a)  Commencement of operations - 1/31/89.
(b) Ratios include expenses paid indirectly through directed brokerage and certain expense offset arrangements.
(c) Computed on an annualized basis.

CRABBE HUSON GOVERNMENT FUND'S INVESTMENT OBJECTIVE

         Crabbe Huson Government Fund seeks to provide shareholders with a high level of current income and safety of principal.

HOW CRABBE HUSON GOVERNMENT FUND PURSUES ITS OBJECTIVE AND
CERTAIN RISK FACTORS

         Crabbe Huson Government Fund intends to concentrate its investments in direct obligations of the U.S. Government (treasury bills, treasury notes and treasury bonds), which are supported by the full faith and credit of the United States. Shares of Crabbe Huson Government Fund are not issued or guaranteed by the U.S. Government. Crabbe Huson Government Fund may also invest in indirect obligations of the U.S. Government which are debt obligations of various agencies or instrumentalities of the U.S. Government, such as debt obligations issued by the Government National Mortgage Association (GNMA), which are supported by the full faith and credit of the United States, or debt obligations issued by the Federal National Mortgage Association (FNMA), which are supported only by the credit of the issuing agency or instrumentality. Under normal circumstances, at least 65% of the value of Crabbe Huson Government Fund's assets will be invested in these U.S. Government securities. Crabbe Huson Government Fund may invest up to 10% of its total assets in repurchase agreements whereby the Fund acquires a U.S. Government security from a financial institution that simultaneously agrees to repurchase the same security at a specified time and price.

         Crabbe Huson Government Fund may not invest more than 25% of its total assets in U.S. Government securities with maturities in excess of five years. Crabbe Huson Government Fund will purchase securities based generally on the Adviser's assessment of interest rate trends. If the Adviser expects interest rates to rise, Crabbe Huson Government Fund may purchase securities with shorter maturities. Conversely, if interest rates are expected to decline, Crabbe Huson Government Fund may purchase securities with longer maturities.

         Fixed Income Securities. Crabbe Huson Government Fund may invest up to 20% of its total assets in fixed income securities, including convertible securities, that are either unrated or rated below the fourth highest category by Moody's Investors Service (Moody's) or Standard & Poor's Corporation (S&P), although not more than 5% of Crabbe Huson Government Fund's total assets may be invested in fixed income securities that are unrated. Securities rated below the fourth highest category are commonly referred to as "junk bonds." Such securities are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. Investment in such securities normally involves a greater degree of investment and credit risk than does investment in a high-rated security. In addition, the market for such securities is usually less broad than the market for higher-rated securities, which could affect their marketability. The market prices of such securities may fluctuate more than the market prices of higher-rated securities in response to changes in interest rates and economic conditions. Moreover, with such securities, there is a greater possibility that an adverse change in the financial condition of the issuer, particularly a highly leveraged issuer, may affect its ability to make payments of principal and interest.

         Repurchase Agreements. Crabbe Huson Government Fund may engage in repurchase agreements. Repurchase agreements are agreements under which a person purchases a security and simultaneously commits to resell that security to the seller (a commercial bank or recognized securities dealer) at an agreed upon price on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest that is unrelated to the coupon rate or maturity of the purchased security. Crabbe Huson Government Fund will engage in repurchase agreements only with banks or broker-dealers whose obligations would qualify for direct purchase by the Crabbe Huson Government Fund. A repurchase agreement involves the obligation of the seller to pay an agreed-upon price, which obligation is, in effect, secured by the value of the underlying security. All repurchase agreements are fully collateralized and marked to market daily, and may therefore be viewed by the SEC or the courts as loans collateralized by the underlying security. There are some risks associated with repurchase agreements. For instance, in the case of default by the seller, Crabbe Huson Government Fund could incur a loss or, if bankruptcy proceedings are commenced against the seller, Crabbe Huson Government Fund could incur costs and delays in realizing upon the collateral.

         When Issued and/or Delayed Delivery. Crabbe Huson Government Fund may purchase and sell securities on a when-issued or delayed-delivery basis. When-issued or delayed-delivery transactions arise when securities are purchased or sold by Crabbe Huson Government Fund, with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to Crabbe Huson Government Fund at the time of entering into the transaction. Such securities are subject to market fluctuations, and no interest accrues to Crabbe Huson Government Fund until the time of delivery. The value of the securities may be less at the time of delivery than the value of the securities when the commitment was made. When Crabbe Huson Government Fund engages in when-issued and delayed-delivery transactions, it relies on the buyer or seller, as the case may be, to consummate the sale. Failure to do so may result in Crabbe Huson Government Fund missing the opportunity of obtaining a price or yield considered to be advantageous. To the extent Crabbe Huson Government Fund engages in when-issued and delayed-delivery transactions, it will do so for the purpose of acquiring portfolio securities consistent with its investment objective and policies, and not for the purpose of investment leverage. Crabbe Huson Government Fund may not commit more than 25% of its total assets to the purchase of when-issued and delayed-delivery securities. A separate account of liquid assets consisting of cash, U.S. Government securities or other high grade debt obligations equal to the value of any purchase commitment of Crabbe Huson Government Fund shall be maintained by Crabbe Huson Government Fund's custodian until payment is made.

         Illiquid Securities. Crabbe Huson Government Fund may invest in illiquid securities, which may be difficult to sell promptly at an acceptable price. This difficulty may result in a loss or be costly to Crabbe Huson Government Fund.

         Interest Rates. Crabbe Huson Government Fund may invest in debt securities. The market value of debt securities that are sensitive to prevailing interest rates is inversely related to actual changes in interest rates. That is, an interest rate decline produces an increase in a security's market value and an interest rate increase produces a decrease in value. The longer the remaining maturity of a security, the greater the effect of an interest rate change. Changes in the ability of an issuer to make payments of interest and principal and in the market's perception of its creditworthiness also affect the market value of that issuer's debt securities.

         U.S. Government Securities. Although U.S. Government securities and high-quality debt securities are issued or guaranteed by the U.S. Treasury or an agency or instrumentality of the U.S. Government, not all U.S. Government securities are backed by the full faith and credit of the United States. For example, securities issued by the Federal Farm Credit Bank or by the Federal National Mortgage Association are supported by the instrumentality's right to borrow money from the U.S. Treasury under certain circumstances. On the other hand, securities issued by the Student Loan Marketing Association are supported only by the credit of the instrumentality.

         Lending of Portfolio Securities. Crabbe Huson Government Fund may loan portfolio securities to broker-dealers or other institutional investors if at least 100% cash (or cash equivalent) collateral is pledged and maintained by the borrower. Crabbe Huson Government Fund believes that the cash collateral minimizes the risk of lending their portfolio securities. Such loans of portfolio securities may not be made, under current lending arrangements, if the aggregate of such loans would exceed 20% of the value of Crabbe Huson Government Fund's total assets. If the borrower defaults, there may be delays in recovery of loaned securities or even a loss of the securities loaned, in which case Crabbe Huson Government Fund would pursue the cash (or cash equivalent) collateral. While there is some risk in loaning portfolio securities, loans will be made only to firms or broker-dealers deemed by the Adviser to be of good standing and will not be made unless, in the judgment of the Adviser, the consideration to be earned from such loans would justify the risk. For additional disclosure, see the Statement of Additional Information of Crabbe Huson Government Fund.

THE FUND'S FINANCIAL HISTORY

The following information for a Crabbe Huson Money Market Fund share outstanding through October 31, 1997 has been audited by KPMG Peat Marwick LLP, the Fund's independent auditors, whose report dated December 3, 1997 is incorporated by reference in the Fund's Statement of Additional Information. For the years or periods ended on or after October 31, 1996, calculations are based on a share outstanding during the period. For years or periods ending prior to November 1, 1995, calculations are based on average number of shares outstanding for each year or period.

                                                         (UNAUDITED)
                                                           PERIOD
                                                            ENDED                      YEAR ENDED
                                                         -----------   ------------------------------------------
                                                           4/30/98       10/31/97       10/31/96       10/31/95
                                                         --------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD...................    $1.00          $1.00          $1.00          $1.00

INCOME FROM INVESTMENT OPERATIONS
Net Investment Income..................................     0.02           0.05           0.05           0.05
Net Realized & Unrealized Gain (Loss) on Investments...     0.00           0.00           0.00           0.00
                                                         --------------------------------------------------------
    Total from Investment Operations...................     0.02           0.05           0.05           0.05

LESS DISTRIBUTIONS
Distributions from Net Investment Income...............     0.02           0.05           0.05           0.05
Distributions in excess of Net Investment Income.......     0.00           0.00           0.00           0.00
                                                         --------------------------------------------------------
    Total Distributions................................     0.02           0.05           0.05           0.05
                                                         --------------------------------------------------------
NET ASSET VALUE, END OF PERIOD.........................    $1.00          $1.00          $1.00          $1.00
                                                         --------------------------------------------------------
                                                         --------------------------------------------------------
TOTAL RETURN...........................................     2.41%          4.83%          4.81%          5.30%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000's)......................  $27,607        $28,538        $42,171        $54,714
Ratio of Expenses to Average Net Assets................     0.70%(b)       0.70%(c)       0.70%(c)       0.70%
Ratio of Net Investment Income to Average Net Assets...     4.81%(b)       4.73%          4.74%          5.21%

RATIOS IF FEES HAD NOT BEEN WAIVED AND/OR REIMBURSED
Ratio of Expenses to Average Net Assets................     1.22%(b)       1.14%(c)       1.06%(c)       1.16%
Ratio of Net Investment Income to Average Net Assets...     4.29%(b)       4.29%          4.38%          4.75%

RATIOS NET OF FEES PAID INDIRECTLY
Ratio of Expenses to Average Net Assets................     0.70%(b)       0.70%          0.70%            --
Ratio of Net Investment Income to Average Net Assets...     4.81%(b)       4.73%          4.74%            --

CRABBE HUSON MONEY MARKET FUND
THE FUND'S FINANCIAL HISTORY (CONTINUED)

                                                                      YEAR ENDED                           PERIOD ENDED
                                               ---------------------------------------------------------   ------------
                                               10/31/94    10/31/93    10/31/92    10/31/91    10/31/90    10/31/89(a)
                                               ------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD.........     $1.00       $1.00       $1.00       $1.00       $1.00       $1.00

INCOME FROM INVESTMENT OPERATIONS
Net Investment Income........................      0.03        0.03        0.03        0.06        0.07        0.06
Net Realized & Unrealized Gain (Loss) on
 Investments.................................      0.00        0.00        0.00        0.00        0.00        0.00
                                               ------------------------------------------------------------------------
    Total from Investment Operations.........      0.03        0.03        0.03        0.06        0.07        0.06

LESS DISTRIBUTIONS
Distributions from Net Investment Income.....      0.03        0.03        0.03        0.06        0.07        0.06
Distributions in excess of Net Investment
 Income......................................      0.00        0.00        0.00        0.00        0.00        0.00
                                               ------------------------------------------------------------------------
    Total Distributions......................      0.03        0.03        0.03        0.06        0.07        0.06
                                               ------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD...............     $1.00       $1.00       $1.00       $1.00       $1.00       $1.00
                                               ------------------------------------------------------------------------
                                               ------------------------------------------------------------------------
TOTAL RETURN.................................      3.28%       2.53%       3.36%      13.76%       7.62%      10.05%(c)

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000's)............   $32,383     $14,784     $12,395     $14,907     $21,406     $10,735
Ratio of Expenses to Average Net Assets......      0.70%       0.70%       0.75%       0.81%       0.80%       0.60%(c)
Ratio of Net Investment Income to Average Net
 Assets......................................      3.39%       2.51%       3.32%       5.76%       7.57%       8.43%(c)

RATIOS IF FEES HAD NOT BEEN WAIVED AND/OR REIMBURSED
Ratio of Expenses to Average Net Assets......      1.29%       1.32%       1.09%       1.18%       1.33%       1.34%(c)
Ratio of Net Investment Income to Average Net
 Assets......................................      2.81%       1.88%       2.98%       5.38%       7.04%       7.69%(c)

RATIOS NET OF FEES PAID INDIRECTLY
Ratio of Expenses to Average Net Assets......        --          --          --          --          --          --
Ratio of Net Investment Income to Average Net
 Assets......................................        --          --          --          --          --          --

(a)  Commencement of operations - 1/31/89.
(b)  Computed on an annualized basis.
(c) Ratios include expenses paid indirectly through directed brokerage and certain expense offset arrangements.

 CRABBE HUSON MONEY MARKET FUND'S INVESTMENT OBJECTIVE


         Crabbe Huson Money Market Fund seeks to provide investors with a high level of current income while, at the same time, preserving capital and allowing liquidity by investing in obligations of the United States Government, or its agencies or instrumentalities, and repurchase agreements with respect to those obligations.

HOW CRABBE HUSON MONEY MARKET FUND PURSUES ITS OBJECTIVE AND
CERTAIN RISK FACTORS

         The dollar weighted, average maturity of Crabbe Huson Money Market Fund's portfolio may not exceed 90 days, and Crabbe Huson Money Market Fund will not purchase any security with a maturity in excess of one year from the date of purchase. Crabbe Huson Money Market Fund intends to hold most of the securities in its portfolio until maturity. However, securities may be traded if, in the opinion of the Adviser, increases in current income can be achieved consistent with the objectives and restrictions of Crabbe Huson Money Market Fund. Shares of Crabbe Huson Money Market Fund are not issued or guaranteed by the U.S. Government. It is Crabbe Huson Money Market Fund's intent to maintain a constant one dollar per share net asset value, but there is no assurance Crabbe Huson Money Market Fund will be able to do so.

         Due to its nature of maintaining a stable net asset value, the fixed income securities selected by Crabbe Huson Money Market Fund must be deemed to be of the highest quality. An instrument will be considered to be highest quality (1) if rated in the highest rating category (i) by any two nationally recognized statistical rating organizations (NRSROs) (e.g., Aaa or Prime-1 by Moody's, AAA or A-1 by S&P) or (ii) if rated by only one NRSRO, by that NRSRO, and whose acquisition is approved or ratified by the Board of Trustees; (2) if unrated but issued by an issuer that has short-term debt obligations of comparable, priority, and security, and that are rated in the highest rating category by (i) any two NRSROs or (ii) if rated by only one NRSRO, by that NRSRO, and whose acquisition is approved or ratified by the Board of Trustees; or (3) an unrated security that is of comparable quality to a security rated in the highest rating category as determined by the Adviser and whose acquisition is approved or ratified by the Board of Trustees. A description of the ratings assigned to securities by Moody's and S&P is included in Appendix A to this Prospectus.

         Stripped Securities. The Crabbe Huson Money Market Fund may invest in "Stripped Securities." A Stripped Security is a security consisting of the separate income or principal components of a debt security. Stripped Securities are issued at a discount to their face value and generally experience greater price volatility than ordinary debt securities because of the manner in which the principal and interest components of the underlying U.S. Government obligation are separated.

         Repurchase Agreements. Crabbe Huson Money Market Fund may engage in repurchase agreements. Repurchase agreements are agreements under which a person purchases a security and simultaneously commits to resell that security to the seller (a commercial bank or recognized securities dealer) at an agreed upon price on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest that is unrelated to the coupon rate or maturity of the purchased security. Crabbe Huson Money Market Fund will engage in repurchase agreements only with banks or broker-dealers whose obligations would qualify for direct purchase by that Crabbe Huson Money Market Fund. A repurchase agreement involves the obligation of the seller to pay an agreed-upon price, which obligation is, in effect, secured by the value of the underlying security. All repurchase agreements are fully collateralized and marked to market daily, and may therefore be viewed by the SEC or the courts as loans collateralized by the underlying security. There are some risks associated with repurchase agreements. For instance, in the case of default by the seller, Crabbe Huson Money Market Fund could incur a loss or, if bankruptcy proceedings are commenced against the seller, Crabbe Huson Money Market Fund could incur costs and delays in realizing upon the collateral.

         Illiquid Securities. Crabbe Huson Money Market Fund may invest in illiquid securities, which may be difficult to sell promptly at an acceptable price. This difficulty may result in a loss or be costly to Crabbe Huson Money Market Fund.

         Interest Rates. Crabbe Huson Money Market Fund may invest in debt securities. The market value of debt securities that are sensitive to prevailing interest rates is inversely related to actual changes in interest rates. That is, an interest rate decline produces an increase in a security's market value and an interest rate increase produces a decrease in value. The longer the remaining maturity of a security, the greater the effect of an interest rate change. Changes in the ability of an issuer to make payments of interest and principal and in the market's perception of its creditworthiness also affect the market value of that issuer's debt securities.

         U.S. Government Securities. Although U.S. Government securities and high-quality debt securities are issued or guaranteed by the U.S. Treasury or an agency or instrumentality of the U.S. Government, not all U.S. Government securities are backed by the full faith and credit of the United States. For example, securities issued by the Federal Farm Credit Bank or by the Federal National Mortgage Association are supported by the instrumentality's right to borrow money from the U.S. Treasury under certain circumstances. On the other hand, securities issued by the Student Loan Marketing Association are supported only by the credit of the instrumentality.

         Lending of Portfolio Securities. Crabbe Huson Money Market Fund may loan portfolio securities to broker-dealers or other institutional investors if at least 100% cash (or cash equivalent) collateral is pledged and maintained by the borrower. Crabbe Huson Money Market Fund believe that the cash collateral minimizes the risk of lending their portfolio securities. Such loans of portfolio securities may not be made, under current lending arrangements, if the aggregate of such loans would exceed 20% of the value of Crabbe Huson Money Market Fund's total assets. If the borrower defaults, there may be delays in recovery of loaned securities or even a loss of the securities loaned, in which case Crabbe Huson Money Market Fund would pursue the cash (or cash equivalent) collateral. While there is some risk in loaning portfolio securities, loans will be made only to firms or broker-dealers deemed by the Adviser to be of good standing and will not be made unless, in the judgment of the Adviser, the consideration to be earned from such loans would justify the risk. For additional disclosure, see the Statement of Additional Information of Crabbe Huson Money Market Fund.

Fundamental Investment Policies of Crabbe Huson Government Fund and Money Market Fund

     Each Fund is prohibited from purchasing securities when the total borrowings of that Fund exceed 5% of its total assets and may not invest more than 20% of its total assets in fixed income securities, including convertible stock, that are rated less than Moody's Baa or S&P BBB, or in commercial paper that is rated less than B-1 by Moody's or A- by S&P. In addition, not more than 5% of its total assets may be invested in fixed income securities that are unrated.


Fundamental Investment Policies of Crabbe Huson Government Fund

          As fundamental investment policies which may not be changed without the approval of a majority of its outstanding voting securities, this Fund may not:

          1  Buy or sell common stock.

          2. Issue any senior securities, as defined in the 1940 Act.

          3. Sell securities short.

          4. Purchase securities on margin.

          5. Invest in any security that would subject the Fund to unlimited liability.

          6. Underwrite the securities of other issuers or invest more than 10% of its net assets in illiquid securities, such as repurchase agreements with a maturity in excess of seven days. Notwithstanding the above, the Fund may not invest in restricted securities (including, but not limited to, nonpublicly traded debt securities).

          7. Invest in securities of other investment companies.

          8. Write uncovered put or uncovered call options.

          9. Purchase securities that are other than direct or indirect obligations of the United States Government or its agencies or instrumentalities and repurchase agreements with respect to those obligations.

          10. Borrow money, except in an emergency. In no case will borrowing exceed one-third of the value of the Fund's total assets immediately after any such borrowing. If, for any reason, the current value of the Fund's total assets falls below an amount equal to three times the amount of its indebtedness of money borrowed, the Fund will, within three days (not including Saturdays, Sundays and holidays), reduce its indebtedness to the extent necessary to satisfy the one-third test.

          11. Purchase portfolio securities from or sell securities directly to any of the Fund's, or the Adviser's, officers, directors, or employees as principal for their own account.

          12.  Purchase or sell commodities or commodity contracts.

          13. Lend portfolio securities, except as described in the Statement of Additional Information under "Loans of Portfolio Securities."

          14. Invest more than 10% of the Fund's total assets in repurchase agreements.

          15 Invest more than 25% of the Fund's total assets in government securities maturing in more than five years.

          16. Purchase or sell real estate or real estate mortgages, provided that the Fund may invest in marketable fixed income securities that are secured by real estate or interests therein.


Fundamental Investment Policies of Crabbe Huson Money Market Fund

         As fundamental investment policies which may not be changed without the approval of a majority of its outstanding voting securities, this Fund may not:

          1.   Buy or sell common stock.

          2.   Issue any senior securities, as defined in the 1940 Act.

          3.   Sell securities short.

          4.   Purchase securities on margin.

          5.   Purchase or sell commodities or commodity contracts.

          6. Invest an amount that exceeds 5% of the value of the Fund's total assets in the securities of any one issuer (excluding U.S. Government securities).

          7. Invest more than 25% of its total assets in any one industry (excluding U.S. Government securities).

          8. Purchase securities that are other than direct or indirect obligations of the United States Government or its agencies or instrumentalities and repurchase agreements with respect to those obligations.

          9. Purchase the securities of any issuer for the purpose of exercising control of management, and the Fund may not acquire or own more than 10% of any class of the securities of any issuer.

          10. Invest in any security that would subject the Fund to unlimited liability.

          11. Underwrite the securities of other issuers or invest more than 10% of its net assets in illiquid securities, such as repurchase agreements with a maturity in excess of seven days. Notwithstanding the above, the Fund may not invest in restricted securities (including, but not limited to, nonpublicly traded debt securities).

          12.  Invest in securities of other investment companies.

          13.  Write uncovered put or uncovered call options.

          14. Purchase portfolio securities from or sell securities directly to any of the Fund's, or the Adviser's, officers, directors, or employees as principal for their own account.

          15. Purchase or sell real estate or real estate mortgages, provided that the Fund may invest in marketable securities that are secured by real estate or interests therein or are issued by companies which invest in real estate or interests therein, such as publicly traded real estate investment trusts.

          16. Purchase or sell interests in oil, gas, or other mineral exploration or development programs.

          17. Lend portfolio securities, except as described in Crabbe Huson Money Market Fund's Statement of Additional Information under "LOANS OF PORTFOLIO SECURITIES."

          18. Make loans to other persons, provided that, for purposes of this restriction, the acquisition of bonds, debentures, or other corporate debt securities and investment in government obligations, short-term commercial paper, certificates of deposit, bankers' acceptances, and repurchase agreements will not be deemed to be the making of a loan.

          19. Borrow money, except as set forth in the Fund's Prospectus. In no case will borrowing exceed one third of the value of a Fund's total assets immediately after any such borrowing. If, for any reason, the current value of the Fund's total assets falls below an amount equal to three times the amount of its indebtedness of money borrowed, the Fund will, within three days (not including Saturdays, Sundays and holidays), reduce its indebtedness to the extent necessary to satisfy the one-third test.

          20. Purchase any corporate debt security rated less than AA by S&P or Aa by Moody's.

          21. Purchase any debt security with a maturity in excess of one year from the date of purchase.

          22. Purchase any short-term, unsecured promissory notes of corporations, including variable amount master demand notes, which at the date of investment are rated less than A-1 by S&P or B-1 by Moody's or, if not so rated, which the Board has determined are of comparable quality to such rated securities.


         On October 30, 1998, Special Meetings of Shareholders (Meetings) of Colonial Mutual Funds (including Colonial Government Fund and Colonial Money Market Fund) have been scheduled to consider, among other proposals, the election of Trustees and the amendment or reclassification of fundamental investment policies of certain Colonial Mutual Funds. Shareholders of Colonial Money Market Fund are scheduled to consider only the election of Trustees. Record date shareholders of Crabbe Huson Government Fund will not have an opportunity to vote on such matters. However, if the transactions contemplated by the Agreement and Plan of Reorganization attached as Exhibit A to the Prospectus/Proxy Statement are approved by vote of such shareholders and the proposals to amend the fundamental investment policies of Colonial Government Fund are also approved, the shareholders of Crabbe Huson Government Fund will be bound by such amendments.

         Set forth below is the list of current fundamental investment policies of each of Colonial Government Fund and Colonial Money Market Fund, followed by explanations, and the full text of the amendments which would be made to the Colonial Government Fund's fundamental investment policies if the shareholders of such Fund vote in favor of the proposals at the Meetings.

Fundamental Investment Policies of Colonial Government Fund

         As fundamental investment policies which may not be changed without the approval of a majority of its outstanding voting securities, this Fund may:

          1. Issue senior securities only through borrowing money from banks for temporary or emergency purposes up to 10% of its net assets;

          2. Only own real estate acquired as the result of owning securities and not more than 5% of total assets;

          3.   Invest up to 15% of its net assets in illiquid assets;

          4. Purchase and sell futures contracts and related options as long as the total initial margin and premiums on contracts do not exceed 5% of total assets;

          5. Underwrite securities issued by others only when disposing of portfolio securities;

          6. Make loans through lending of securities not exceeding 30% of total assets, through the purchase of debt instruments or similar evidences of indebtedness typically sold privately to financial institutions and through repurchase agreements; and

          7. Not concentrate more than 25% of its total assets in any one industry or, with respect to 75% of total assets, purchase any security (other than obligations of the U.S. Government and cash items including receivables) if as a result more than 5% of its total assets would then be invested in securities of a single issuer or purchase the voting securities of an issuer if, as a result of such purchases, the Fund would own more than 10% of the outstanding voting shares of such issuer.

Proposed Amendments to Fundamental Investment Policies of Colonial Government
Fund

         One proposal to be considered by shareholders of Colonial Government Fund is to amend the current borrowing and lending restrictions of such Fund to permit its participation in an interfund lending program among the Colonial Mutual Funds. If the proposal is approved by shareholders of Colonial Government Fund at its meeting, the Fund's fundamental investment policy listed as number 1 above would be replaced with the following fundamental investment policy:

         "The Fund may borrow from banks, other affiliated funds and other entities to the extent permitted by applicable law, provided that the Fund's borrowings shall not exceed 33 1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law."

         In addition, if the proposal is approved by the shareholders of Colonial Government Fund, the Fund's fundamental investment policy listed as number 6 above would be replaced with the following fundamental investment policy:

         "The Fund may make loans (a) through lending of securities, (b) through the purchase of debt instruments or similar evidences of indebtedness typically sold privately to financial institutions, (c) through an interfund lending program with other affiliated funds provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of its total assets (taken at market value at the time of such loans) and (d) through repurchase agreements."

         In addition, another proposal to be considered by shareholders of Colonial Government Fund is to approve the addition of a fundamental investment policy expressly permitting such Fund to organize as a master fund/feeder fund. If such proposal is approved by the shareholders of Colonial Government Fund, the following will become a fundamental investment policy of the Fund:

         "Notwithstanding the investment policies and restrictions of the Fund, the Fund may invest all or a portion of its investable assets in an open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund."

Fundamental Investment Policies of Colonial Money Market Fund

         As fundamental investment policies which may not be changed without the approval of a majority of its outstanding voting securities, this Fund may not:

          1. Invest in a security if, as a result of such investment, more than 25% of its total assets (taken at market value at the time of each investment) would be invested in the securities of issuers in any particular industry, except that this restriction does not apply to (i) U.S. Government securities, (ii) repurchase agreements, or (iii) securities of issuers in the financial services industry, and except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund;

          2. Invest in a security if, with respect to 75% of its assets, as a result of such investment, more than 5% of its total assets (taken at market value at the time of such investment) would be invested in the securities of any one issuer, except that this restriction does not apply to U.S. Government securities or repurchase agreements for such securities and except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund;**

          3. Invest in a security if, as a result of such investment, it would hold more than 10% (taken at the time of such investment) of the outstanding voting securities of any one issuer, except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund;

          4. Purchase or sell real estate (although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein);

          5. Purchase or sell commodities or commodities contracts or oil, gas or mineral programs;

          6. Purchase securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities;

          7. Make loans, although it may (a) participate in an interfund lending program with other affiliated funds provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33-1/3% of the value of its total assets (taken at market value at the time of such loans); (b) purchase money market instruments and enter into repurchase agreements; and (c) acquire publicly distributed or privately placed debt securities;

          8. Borrow except that it may (a) borrow for non-leveraging, temporary or emergency purposes, (b) engage in reverse repurchase agreements and make other borrowings, provided that the combination of (a) and (b) shall not exceed 33 1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law;

--------

     ** Notwithstanding the foregoing, and in accordance with Rule 2a-7 of the Act (the "Rule"), the Portfolio will not, immediately after the acquisition of any security (other than a Government Security or certain other securities as permitted under the Rule), invest more than 5% of its total assets in the securities of any one issuer; provided, however, that it may invest up to 25% of its total assets in First Tier Securities (as that term is defined in the Rule) of a single issuer for a period of up to three business days after the purchase thereof.

          9. Act as an underwriter of securities, except insofar as it may be deemed to be an "underwriter" for purposes of the Securities Act of 1933 on disposition of securities acquired subject to legal or contractual restrictions on resale, except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund; or

          10. Issue any senior securities except to the extent permitted under the Act.


                                                     EXHIBIT C

                                            COLONIAL BOARD OF TRUSTEES

                  Name and Address                              Principal Occupation During Past Five Years
                  ----------------                              -------------------------------------------
Robert J. Birnbaum                                     Consultant (formerly Special Counsel, Dechert Price & Rhoads
313 Bedford Road                                       from September, 1988 to December, 1993, President, New York
Ridgewood, NJ 07450                                    Stock Exchange from May, 1985 to June, 1988, President,
Age:  70                                               American Stock Exchange, Inc. from 1977 to May, 1985).

Tom Bleasdale                                          Retired (formerly Chairman of the Board and Chief Executive
11 Carriage Way                                        Officer, Shore Bank & Trust Company from 1992-1993), is a
Danvers, MA 01923                                      Director of The Empire Company since June, 1995.
Age:  67

Lora S. Collins                                        Attorney (formerly Attorney, Kramer, Levin, Naftalis &
1175 Hill Road                                         Frankel from September, 1986 to November, 1996).
Southold, NY 11971
Age: 62

James E. Grinnell                                      Private Investor since November, 1988.
22 Harbor Avenue
Marblehead, MA 01945
Age:  68

Richard W. Lowry                                       Private Investor since August, 1987.
10701 Charleston Drive
Vero Beach, FL 32963
Age:  61

William E. Mayer                                       Partner, Development Capital, LLC (formerly Dean, College of
500 Park Avenue, 5th Floor                             Business and Management, University of Maryland from
New York, NY 10022                                     October, 1992 to November, 1996, Dean, Simon Graduate School
Age:  57                                               of Business, University of Rochester from October, 1991 to
                                                       July, 1992).

James L. Moody, Jr.                                    Retired (formerly Chairman of the Board, Hannaford Bros. Co.
16 Running Tide Road                                   from May, 1984 to May, 1997, and Chief Executive Officer,
Cape Elizabeth, ME 04107                               Hannaford Bros. Co. from May, 1973 to May, 1992).
Age:  66


John J. Neuhauser                                      Dean, Boston College School of Management since September,
140 Commonwealth Avenue                                1977.
Chestnut Hill, MA 02167
Age:  54

Robert L. Sullivan                                     Retired Partner, KPMG Peat Marwick LLP
7121 Natelli Woods Lane
Bethesda, MD 20817
Age:  70


The Board of Trustees has 6 standing  committees;  governance,  audit,  advisory
fees  and   expenses,   transfer   agency,   trading   oversight/brokerage   and
compensation. Each Trustee serves on 3 committees.

                                    EXHIBIT D

         MANAGEMENT'S DISCUSSION OF INVESTMENT PERFORMANCE OF CRABBE HUSON U.S GOVERNMENT INCOME FUND AND COLONIAL SHORT DURATION
                             U.S. GOVERNMENT FUND

CRABBE HUSON U.S. GOVERNMENT INCOME FUND

INVESTMENT OBJECTIVE: TO PROVIDE A HIGH LEVEL OF CURRENT INCOME, CONSISTENT WITH CAPITAL PRESERVATION, THROUGH A PORTFOLIO OF SHORT- AND INTERMEDIATE-TERM DEBT OBLIGATIONS OF THE UNITED STATES GOVERNMENT AND ITS AGENCIES OR
INSTRUMENTALITIES. AT LEAST 75% OF THE FUND'S ASSETS MUST HAVE MATURITIES OF FIVE YEARS OR LESS.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

 COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
                         IN
THE CRABBE HUSON U.S. GOVERNMENT INCOME FUND AND THE
           RYAN LABS 3-YEAR TREASURY INDEX
  (RESULTS ARE FOR FISCAL YEARS ENDING OCTOBER 31)
                                                       U.S. Govt.    Ryan Lab
Begin                                                    $ 10,000    $ 10,000
1989                                                     $ 10,825    $ 10,966
1990                                                     $ 11,518    $ 11,830
1991                                                     $ 12,804    $ 13,336
1992                                                     $ 13,918    $ 14,611
1993                                                     $ 14,852    $ 15,719
1994                                                     $ 14,588    $ 15,576
1995                                                     $ 15,918    $ 17,283
1996                                                     $ 16,643    $ 18,245
1997                                                     $ 17,669    $ 19,513
Annualized Total Return
1 Year:                                                     6.65%
5 Year:                                                     4.98%
Life of Fund:                                               6.78%
Fund Inception: 1/31/89

        HISTORICAL RESULTS ARE NOT INDICATIVE OF FUTURE RETURNS. FUTURE RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. THE ACCOMPANYING CHART COMPARES THE PERFORMANCE OF THE U.S. GOVERNMENT INCOME FUND WITH THE RYAN LABS 3-YEAR TREASURY INDEX, WHICH IS AN UNMANAGED, BROAD-BASE INDEX OF BONDS; THE U.S. GOVERNMENT INCOME FUND IS A PROFESSIONALLY MANAGED MUTUAL FUND. THE INDEX PRESENTED HERE IS NOT MANAGED, DOES NOT INCUR EXPENSES AND IS NOT AVAILABLE FOR DIRECT INVESTMENT. HAD THE INDEX INCURRED TYPICAL OPERATING EXPENSES, ITS PERFORMANCE WOULD HAVE BEEN LOWER.

The U.S. Government(1) Income Fund posted a return of 6.65% for fiscal year 1997. The Ryan Labs Three-Year Treasury Index, the appropriate benchmark for the fund, slightly outpaced the fund with a return of 6.95% for the year.

The average maturity for the fund's content is slightly longer than that of the index. At present, maturities approximate a three-year average, versus two to two and a half years for most competitor portfolios. Our election is to stay relatively long (three years for this short-term category) and is based on our constructive view of the market for the last 18 months.

The fund's approach, both in absolute terms and relative to other markets, is highly conservative. We take no credit risk, expose the portfolio to very little interest rate risk, and avoid high-yield ("junk") or emerging-market debt completely. In light of the fund's name, this would seem obvious. However, there has been an unfortunate trend in the past several years by some bond funds to hold securities with risks higher than the "name" of the fund would suggest. We advise all shareholders to re-examine their bond fund holdings to ensure that they own a bond fund that is consistent with the risks they expect.

- -------------------
(1) An investment in the fund is neither insured nor guaranteed by the U.S. Government.

Our positioning for the fund going forward remains constructive. We'll continue to scan the horizon for attractive opportunities, particularly during times of bond or equity market volatility, which usually are good times to find contrarian bargains.

We're also monitoring the economy's potential deflationary trends. If the Federal Reserve realizes that the economy is slowing and reacts accordingly, or if recessionary forces become further pronounced, the fund will be positioned to perform well over the next fiscal year. In light of our conservative approach and the growing potential for volatility in the equity market, the fund offers an excellent option for short-term capital preservation and current income.

     [SIGNATURE]                         [SIGNATURE]
Garth R. Nisbet, CFA                     Richard S. Huson, CFA

                  COLONIAL SHORT DURATION U.S. GOVERNMENT FUND


                              PRESIDENT'S MESSAGE
                              TO FUND SHAREHOLDERS

                               [PHOTO OF COGGER]

I am pleased to present your Fund's annual report for the year ended August 31, 1997. This report reflects on the investment environment of the past 12 months and the performance of your Fund.

In the beginning of the period, the environment was favorable to the bond market. The economy slowed without major Federal Reserve Board (Fed) intervention and inflation remained low.

The economy picked up momentum in late 1996 and continued to grow at a healthy pace in 1997. The long awaited budget agreement in Washington and a firm job market increased consumer confidence. Consumers were more upbeat about their finances than at any time in the past 28 years and the rate of unemployment was the lowest since 1973. In March, the Fed raised short-term interest rates in response to a growing concern about future wage and price inflation.

In the second half of the Fund's fiscal year, the economy continued to grow, yet inflation remained in control. The low level of inflation has been the result of a general increase in economic productivity. This has allowed the Fed to keep monetary policy on hold. Short-term interest rates have remained stable yet firm over the period. According to a poll conducted by Reuters, most economists anticipate at least one increase in interest rates by the Fed before the end of 1997.

In anticipation of a Fed increase, the Fund has held a portfolio of shorter maturity securities and repurchase agreements. The Fund has been positioned so that if the Fed raises interest rates, the yield of the Fund may reflect that increase. Given the current economic environment, we believe short-term interest rates should rise as the Fed intervenes to slow the pace of economic growth and the threat of inflation. Our strategy is to maintain the Fund's current short portfolio at least until the outcome of the upcoming Federal Reserve Board meeting in November.

Thank you for the opportunity to help you meet your investment goals.

Sincerely,

/s/ Harold W. Cogger
--------------------
Harold W. Cogger
President
October 13, 1997

Because market conditions change frequently, there can be no assurance that the trends described in this report will continue.

DEAR SHAREHOLDERS

[photo -- Cogger]   During the last year, the U.S. has been experiencing a very unusual economic environment: Strong economic growth with low inflation. This has resulted in a prolonged
"honeymoon" period for U.S. markets.

This stronger-than-expected economic growth caused some concern in fixed-income markets that the Federal Reserve Board might take action. And, indeed, the Fed did raise interest rates slightly in March as a preemptive strike against inflation. Despite the March increase, the general trend for interest rates was down over the year in response to low inflation.

Your Fund was positioned to take advantage of this declining interest rate environment. First, the managers actively managed the Fund's sensitivity to interest rate fluctuations. They also invested heavily in mortgage-backed securities, which tend to benefit from low volatility. These strategies worked well; for the year ended August 31, 1997, Class A shares achieved the following pre-load total return:

o Colonial Short Duration U.S. Government Fund - 6.79%

We thank you for giving us the opportunity to help you meet your financial goals, and we hope to continue serving you in the years to come. Respectfully,

/s/ Harold W. Cogger
Harold W. Cogger, President
October 13, 1997

     Because market conditions change frequently, there can be no assurance that the trends described in this report will continue.

Portfolio Managers' Report

A GOOD MARKET ENVIRONMENT FOR BONDS

WHEN YOU LOOK AT BOTH RISK AND RETURN, TREASURY BONDS HAVE BEEN ATTRACTIVE FOR SEVERAL REASONS.

1. REAL RATES OF RETURN HAVE BEEN HIGH. While current interest rates seem low, they are high relative to inflation. When compared to other periods in history, current inflation-adjusted interest rates are attractive, as shown in the chart below.

2. U.S. RATES ARE ATTRACTIVE TO FOREIGN INVESTORS. Compared to interest rates in many other parts of the world, U.S. rates have remained high, drawing foreign investors. In fact, between December of 1996 and July of this year, foreign ownership of U.S. Treasurys increased by $124 billion.

3. WE EXPECT THE TREND OF FEWER GOVERNMENT BOND ISSUES TO CONTINUE. As the deficit decreases, the Treasury has issued fewer bonds. If this trend continues, and the supply of Treasurys drops, demand for these bonds may enable the government to pay lower interest rates. In a low interest rate environment accompanied by decreased supply and strong foreign demand, prices could rally, producing attractive total returns.


INFLATION VS. A 10-YEAR TREASURY NOTE 1987 TO 1997 Today's interest rates may seem low. However, when you compare interest rates to inflation over the last 10 years, you will see that your post-inflation return -- or real rate of return -- is higher today than when interest rates were over 8% in the early '90s.

10 YEAR TREASURY          INFLATION

     6.34                    2.2
     6.01                    2.2
     6.5                     2.3
     6.66                    2.2
     6.72                    2.5
     6.9                     2.8
     6.55                    3
     6.49                    3
     6.42                    3.3
     6.04                    3.3
     6.34                    3
     6.7                     3
     6.94                    2.9
     6.79                    3
     6.71                    2.8
     6.85                    2.9
     6.67                    2.9
     6.33                    2.8
     6.1                     2.7
     5.58                    2.7
     5.57                    2.5
     5.74                    2.6
     6.02                    2.8
     6.18                    2.5
     6.28                    2.6
     6.43                    2.8
     6.2                     3
     6.28                    3.2
     7.05                    3.1
     7.2                     2.9
     7.2                     2.9
     7.58                    2.8
     7.82                    2.7
     7.91                    2.7
     7.81                    2.6
     7.6                     3
     7.17                    2.9
     7.11                    2.8
     7.32                    2.5
     7.15                    2.3
     7.04                    2.4
     6.74                    2.5
     6.13                    2.5
     5.64                    2.5
     5.79                    2.7
     5.82                    2.7
     5.43                    2.8
     5.38                    2.7
     5.45                    2.8
     5.81                    2.8
     5.78                    3
     6.15                    3.2
     6.01                    3.2
     6.02                    3.1
     6.02                    3.2
     6.36                    3.3
     6.69                    2.9
     6.94                    3
     6.79                    3.2
     6.35                    3
     6.6                     3.1
     6.71                    3.2
     7.12                    3.1
     7.32                    3
     7.58                    3.2
     7.53                    3.2
     7.25                    2.8
     7.27                    2.6
     6.7                     3.1
     7.38                    3
     7.46                    2.9
     7.45                    3.4
     7.82                    3.8
     8.15                    4.4
     8.23                    4.7
     8.06                    5
     8.01                    4.9
     8.06                    4.9
     8.03                    5.3
     8.01                    5.7
     8.07                    6.1
     8.25                    6.3
     8.62                    6.3
     8.79                    6.2
     8.85                    5.6
     8.34                    4.8
     8.41                    4.7
     8.6                     4.4
     9.02                    4.7
     8.63                    5.2
     8.52                    5.3
     8.42                    5.2
     7.93                    4.6
     7.83                    4.7
     7.91                    4.5
     8.29                    4.3
     8.25                    4.7
     7.8                     5
     8.08                    5.2
     8.6                     5.4
     9.05                    5.1
     9.27                    5
     9.3                     4.8
     8.98                    4.7
     9.14                    4.4
     9.05                    4.2
     8.64                    4.2
     8.94                    4.2
     9.24                    4
     9.1                     4.1
     8.87                    4
     9.15                    3.9
     8.89                    3.9
     8.54                    3.9
     8.15                    3.9
     8.26                    4
     8.86                    4.4
     8.97                    4.5
     8.88                    4.5
     9.59                    4.4
     8.97                    4.3

Source: Bloomberg -- all rights reserved.

Portfolio managers' report

WHAT IS DURATION?

Duration is a measure of a bond mutual fund's price sensitivity to interest rate movements. It is a mathematical calculation that assesses such factors as the maturities of the bonds in a fund's portfolio, coupon rates and how often they are paid, and prevailing market interest rates. In government bond funds, interest rate risk is the primary consideration. Therefore, the specific benefits and risks of these funds vary by their duration.

DURATION MANAGEMENT HELPS FUNDS BEAT PEERS

AS WE ENTERED 1997, OUR ANALYSIS SUGGESTED THAT INTEREST RATES SHOULD NOT RISE SIGNIFICANTLY. In fact, in the spring of 1997 we believed they had peaked and adjusted the portfolios to benefit by increasing their duration. When our analysis proved correct, the Funds performed well in a rallying bond market. Each Fund generated price gains consistent with its respective risk profile.

WE INVESTED HEAVILY IN MORTGAGE-BACKED SECURITIES BECAUSE THESE SECURITIES TEND TO DO WELL IN A STABLE RATE ENVIRONMENT. This stable interest rate environment combined with active duration management helped mortgage-backed securities outperform Treasurys during the year.

WE TOOK ADVANTAGE OF INTEREST RATE PEAKS AND VALLEYS. When we felt rates were bottoming out, we took a conservative stance, lowering interest rate risk to reduce losses. Then, as rates peaked in April 1997 and were on the verge of falling, we aggressively increased duration in anticipation of declining rates and rallying bond prices. In fact, the Federal Reserve Board did not raise rates again, and the bond market rallied from April through July. Consequently, all of Colonial's government bond funds beat their respective Lipper peer group average for the 12 months ended September 30, 1997.

LIPPER RANKINGS AS OF SEPTEMBER 30, 1997

          COLONIAL SHORT DURATION
           U.S. GOVERNMENT FUND

               Rank out of
          total number of funds
1 year             16th
                 out of 65
------------------------------------

3 years            10th
                 out of 52
------------------------------------

5 years            n/a

------------------------------------

10 years           n/a

------------------------------------


These rankings are as of month-end as calculated by Lipper Analytical Services, Inc. Rankings are based on total returns for Class A shares, and reflect reinvestment of dividends and capital gains and do not assume deduction of sales charges.

Portfolio managers' report

--------------------------------------------------------------------------------

THE ECONOMY HAS BEEN RIDING A WAVE OF STRONG GROWTH COMBINED WITH LOW INFLATION. In this environment, the bond market rallied as interest rates declined. This has resulted in strong total returns across bond markets. Stocks have also produced impressive returns, and investors who took on the additional risk of the stock market were rewarded during this period.

A CENTRAL TENET OF PORTFOLIO THEORY IS THAT DIVERSIFICATION REDUCES RISK. HISTORICAL EXPERIENCE SHOWS THAT GOVERNMENT BONDS PROVIDED A HIGHER AVERAGE TOTAL RETURN THAN LARGE-CAP STOCKS IN BEAR MARKETS SINCE 1929(1). Even in a strong growth market, such as the last 10 years, having a portion of your portfolio invested in bonds would have provided returns similar to stocks, with reduced risk as shown in the chart below.


SIMILAR RETURN WITH REDUCED VOLATILITY Historically, diversifying a hypothetical stock portfolio with 25% government bonds has provided 95% of the return of the stock market and has reduced volatility by almost 20% over the last 10 years.

[graphic omitted -- bar chart]

               100% large-cap stocks         75% large-cap stocks, 25% bonds

Total Return          13.87%                            13.15%

Risk                  14.38%                            11.60%


(1) Bear market is defined as a price-only change of at least 20% over a six-month period. Colonial's government bond funds invest a portion of their portfolios in bonds with significantly shorter durations than long-term government bonds. Stocks are represented by the Standard & Poor's 500 Index. Long-term bond performance was provided by Ibbotson Associates. Volatility is measured by standard deviation. Both returns and volatility are annualized and cover the 10-year period ended 8/31/97. Unlike mutual funds, indexes are not investments, do not incur fees and it is not possible to invest in an index. These results do not represent past, current or future performance of any fund. Past performance cannot guarantee future results.

Portfolio managers' report

YOUR MANAGEMENT TEAM Leslie W. Finnemore, Ann T. Peterson and William C. Hill are vice presidents of Colonial Management Associates, Inc. Ms. Finnemore has served as manager or co-manager of Colonial Short Duration U.S. Government Fund since inception. Ms. Peterson has managed or co-managed Colonial Short Duration U.S. Government Fund since 1993. Prior to 1993, she was an associate portfolio manager and taxable bond analyst for the firm. Prior to joining Colonial in 1996, Mr. Hill was a mortgage analyst. Together, they have more than 32 years' experience in professional money management.


--------------------------------------------------------------------------------
AS A MUTUAL FUND INVESTOR, YOU CAN TAKE ADVANTAGE OF PROFESSIONAL EXPERTISE, NOT ONLY IN SELECTING A DIVERSIFIED PORTFOLIO OF BONDS, BUT ALSO IN ACTIVELY MANAGING THE PORTFOLIO TO REDUCE RISK. Interest rate risk is the chance that interest rates will rise, causing existing bonds to lose principal value. As portfolio managers, we work to anticipate and respond to interest rate changes and adjust each Fund's portfolio within its duration range. We also make adjustments in sector weightings to manage the overall credit and interest rate risk/return potential of each Fund.

COLONIAL PROVIDES THREE DIFFERENT GOVERNMENT BOND PORTFOLIOS, EACH FOCUSED ON A DIFFERENT DURATION RANGE. Colonial Short Duration U.S. Government Fund is the most conservative of the three Funds and is managed for low price volatility.

/s/Leslie W. Finnemore        /s/Ann T. Peterson      /s/William C. Hill
   Leslie W. Finnemore           Ann T. Peterson         William C. Hill

COLONIAL'S GOVERNMENT BOND FUNDS
Over time, you can expect a longer duration fund to deliver more return, but it also carries more risk.

[graphic omitted -- chart]

                              Total Return Potential        Duration Range
Colonial Short Duration
U.S. Government Fund                    6.79%              Less than 3 years



Source: Colonial Management Associates. Results shown are Class A share total returns for one year versus the duration range for each Fund. Interest rates generally declined during the period. While you can expect longer duration funds to produce better returns over the long term, short-term results may vary significantly. Past performance cannot predict future results.

Fund Facts: 8/31/97

DURATION
1.37 years

LAST 12 MONTHS' DISTRIBUTIONS
Class A                  $0.551
----------------------------------
Class B                  $0.487
----------------------------------
Class C                  $0.532
----------------------------------

SEC YIELD (1)
Class A                   5.57%
----------------------------------
Class B                   5.09%
----------------------------------
Class C                   5.61%
----------------------------------

AVERAGE LIFE BREAKDOWN
(As a percentage of net assets)

0 - 2 years              44.36%
----------------------------------
2 - 4 years               9.97%
----------------------------------
4 - 6 years              30.40%
----------------------------------
6 - 8 years              12.66%
----------------------------------
8 - 10 years              0.85%
----------------------------------
More than 10 years        1.76%
----------------------------------

SECTOR BREAKDOWN
(As a percentage of net assets)

[pie chart omitted]

Adjustable Rate
Mortgage Securities - 28.50%

Cash & Other - 26.32%

Treasury Securities - 16.79%

Fixed-rate Mortgage
Securities - 16.40%

Other Agency
Securities - 11.99%


COLONIAL SHORT DURATION U.S. GOVERNMENT FUND

INVESTING EXCLUSIVELY IN U.S. GOVERNMENT SECURITIES, THIS FUND IS DESIGNED FOR RELATIVELY LOW VOLATILITY. IT IS THE MOST CONSERVATIVE OF COLONIAL'S THREE GOVERNMENT FUNDS, DESIGNED FOR RISK-AVERSE INVESTORS OR THOSE WITH A SHORT-TERM TIME HORIZON.

Formerly called Colonial Adjustable Rate U.S. Government Fund, the Fund expanded its investment flexibility in January to allow greater investment in fixed-rate securities. This gave us more versatility to seek relative value, while maintaining the same general risk profile. We concentrated on selecting securities that we expected to offer greater returns without significantly increased risk.

Because we believed  interest  rate  fluctuations  would remain muted during the year, we invested a significant portion of your portfolio in mortgage-backed securities which perform well in that environment. With our expanded investment flexibility, we decreased the amount of adjustable-rate mortgages while increasing our investments in fixed-rate mortgages. The rest of the portfolio was invested in cash, Treasurys, and government agency bonds. These securities provided the flexibility to adjust the duration of the portfolio to take advantage of interest rate changes.

The Fund's expanded investment flexibility, mortgage-backed concentration and duration management all contributed to the portfolio's strong performance results.

PERFORMANCE OF A $10,000 INVESTMENT IN CLASS A SHARES 10/1/92 - 8/31/97

  MOP              NAV            LEHMAN         GOVT

9675             10000            10000          10000
9666.33          9991.04          9943           9936
9666.25          9990.96          9932           9921
9724.78          10051.5          10021          10003
9773.71          10102            10126          10104
9832.21          10162.5          10206          10183
9860.34          10191.6          10238          10210
9908.41          10241.2          10300          10267
9916.86          10250            10275          10255
9973.83          10308.9          10351          10329
9998.89          10334.8          10374          10356
10044.2          10381.6          10460          10431
10059.3          10397.2          10494          10456
10083.2          10421.9          10517          10472
10075.1          10413.5          10519          10463
10107.7          10447.3          10560          10501
10161            10502.3          10626          10568
10163.1          10504.5          10562          10502
10113.8          10453.6          10508          10427
10055.6          10393.4          10468          10389
10069.4          10407.7          10482          10398
10083.5          10422.3          10509          10413
10129.1          10469.3          10603          10489
10164.7          10506.1          10638          10516
10149            10489.9          10614          10496
10149.1          10490            10638          10516
10138.5          10479            10594          10484
10191.7          10534            10615          10506
10310.1          10656.4          10759          10626
10438.9          10789.6          10906          10754
10546.6          10900.9          10967          10810
10632.9          10990.1          11065          10892
10753.5          11114.7          11254          11059
10800.3          11163.1          11315          11110
10814.6          11177.9          11360          11141
10883.8          11249.4          11427          11208
10956.7          11324.7          11483          11260
11028.8          11399.3          11578          11342
11112.5          11485.8          11677          11432
11179.8          11555.3          11765          11514
11247.4          11625.2          11865          11593
11246.2          11624            11819          11551
11231.6          11608.9          11810          11542
11272.8          11651.5          11821          11554
11314.1          11694.2          11848          11568
11390.4          11773            11934          11643
11445.3          11829.7          11980          11685
11490.1          11876.1          12024          11714
11570.1          11958.8          12134          11810
11674.1          12066.3          12270          11925
11765.2          12160.4          1236l          12011
11773.4          12168.9          12363          12008
11839            12236.7          12422          12062
11880.9          12280            12452          12092
11886.9          12286.2          12443          12081
11977.6          12379.9          12544          12171
12056.5          12461.5          12632          12244
12135.7          12543.3          12718          12320
12252.2          12663.8          12857          12447
12271            12683            12871          12455


AVERAGE ANNUAL TOTAL RETURNS AS OF 9/30/97

SHARE CLASS            A                  B                 C
INCEPTION           10/1/92             2/1/93            1/4/95

                  NAV     MOP        NAV   w/CDSC      NAV   w/CDSC
---------------------------------------------------------------------
1 year           6.89%   3.42%      6.21%   2.21%     6.69%   5.69%
---------------------------------------------------------------------
Since inception  5.03%   4.34%      4.50%   4.50%     7.04%   7.04%
---------------------------------------------------------------------

(1) SEC yields reflect the portfolio's earning power net of expenses, expressed as an annualized percentage of the maximum offering price per share. If the advisor had not borne certain expenses, the yields would have been 3.97% for Class A, 3.44% for Class B and 3.95% for Class C and returns would have been lower.

A $10,000 investment in Class B shares made on 2/1/93 (inception), at net asset value (NAV) would have grown to $12,188 on 8/31/97 and Class C shares made on 1/4/95 (inception), NAV would have grown to $11,960 on 8/31/97. The Lehman Brothers ARM Index, used in prior annual reports, was changed as a result of the Fund's expanded investment flexibility, and a hypothetical $10,000 investment made on 10/1/92, would have grown to $13,259 on 8/31/97. The Fund's current and former indexes are unmanaged and track the performance of short-term U.S. government securities and ARM securities, respectively. The Lipper Short U.S. Government Fund Average is the average return of funds in the Lipper Short U.S. Government Fund category. Unlike mutual funds, indexes are not investments, do not incur fees or charges, and it is not possible to invest in indexes.

Past performance cannot predict future results. Returns and value of an investment will vary, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. NAV returns do not include the maximum sales charge of 3.25% for Class A shares. The CDSC returns reflect the maximum charge of 4% for one year for Class B shares and 1% for one year for Class C shares.

Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

                           COLONIAL MONEY MARKET FUND

                  COLONIAL SHORT DURATION U.S. GOVERNMENT FUND

                       Statement of Additional Information
                               September 5, 1998


This Statement of Additional Information (SAI) is not a prospectus and is authorized for distribution only when accompanied or preceded by (a) the Prospectus of Colonial Money Market Fund (CMMF) dated September 5, 1998 relating to the proposed combination of Crabbe Huson Government Money Market Fund (CHGMMF) and CMMF and (b) the Prospectus of Colonial Short Duration U.S. Government Fund (CSDUSGF) dated September 5, 1998 relating to the proposed combination of Crabbe Huson U.S. Government Income Fund (CHUSGIF) and CSDUSGF. This SAI should be read together with the Prospectuses. SAIs for CMMF dated March 2, 1998 and supplements dated June 22, 1998 and CHGMMF dated March 1, 1998, each filed with the Securities and Exchange Commission, are herein incorporated by reference. SAIs for CSDUSGF dated December 29, 1997 and supplements dated June 22, 1998 and CHUSGIF dated March 1, 1998, each filed with the Securities and Exchange Commission, are herein incorporated by reference. Copies of each Prospectus and SAI relating to CMMF and CSDUSGF are available without charge and may be obtained by writing to Liberty Funds Distributor, Inc., One Financial Center, Boston, MA 02111-2621 or by calling (800) 426-3750. Copies of each Prospectus and SAI relating to CHGMMF and CHUSGIF are available without charge and may be obtained by writing Crabbe Huson Securities, Inc., 121 S.W. Morrison, Suite 1400, Portland, OR 97204, or by calling 1-800- 541-9732.

This SAI consists of the information set forth herein and the following described documents, each of which is herein incorporated by reference:

                                                                            Page
                                                                            ----

          1.   The financial statements and Report of Independent
               Accountants of Colonial Government Money Market Fund (CMMF'S former name) included in the Fund's Annual Report to Shareholders for the fiscal year ended August 31, 1997 and the Fund's unaudited Semi-Annual Report to Shareholders for the period ended February 28, 1998.

          2. The financial statements and Independent Auditor's Report of CHGMMF included in the Fund's Annual Report to Shareholders for the fiscal year ended October 31, 1997 (SEC Accession Number 000104769-001184) and the Fund's unaudited Semi-Annual Report to Shareholders for the period ended April 30, 1998 (SEC Accession Number 00010047469-98-025156).

          3. Pro Forma Combined Financial Statements for CMMF and CHGMMF prepared for the year ended April 30, 1998.

          4. The financial statements and Independent Auditor's Report Accountants of CSDUSGF included in the Fund's Annual Report to Shareholders for the fiscal year ended August 31, 1997 and the Fund's Semi-Annual Report to Shareholders for the period ended February 28, 1998.

          5. The financial statements and Report of Independent Accountants of CHUSGIF included in the Fund's Annual Report to Shareholders for the fiscal year ended October 31, 1997 (SEC Accession Number 000104769-98- 001184) and the Fund's Semi-Annual Report to Shareholders for the period ended April 30, 1998 (SEC Accession Number 0001047469-98-025156).

          6. Pro Forma Combined Financial Statements for CSDUSGF and CHUSGIF prepared for the year ended April 30, 1998.

                         PRO FORMA INVESTMENT PORTFOLIO
            CRABBE HUSON U.S. GOVERNMENT MONEY MARKET FUND (CHUSGMMF)
                                       AND
                        COLONIAL MONEY MARKET FUND (CMMF)
                        (UNAUDITED, DOLLARS IN THOUSANDS)


                                                                        CHUSGMMF               CMMF           Pro Forma    Pro Forma
                                                                     April 30, 1998        April 30, 1998     Adjustment   Combined
      -----------------------------------------------------------   ---------------         ----------------------------------------

                                                  ANNUALIZED
                                                 YIELD AT TIME        (unaudited)            (unaudited)
      FIXED-INCOME SECURITIES - 61.6% MATURITY    OF PURCHASE         PAR     VALUE         PAR     VALUE             PAR     VALUE
      ------------------------------------------------------------   ----------------       ----------------         ---------------
      ------------------------------------------------------------   ----------------       ----------------         ---------------
      U.S. GOVERNMENT & AGENCY - 61.6%
      DISCOUNT NOTES - 61.6%
       Federal Home Loan
       Bank
                                      05/01/98       5.430%           850  $   850                                     850   $   850
                                      05/05/98       5.340%         1,000      999                                   1,000       999
                                      05/06/98       5.350%         2,000    1,999                                   2,000     1,999
                                      05/11/98       5.360%         1,000      999                                   1,000       999
                                      05/20/98       5.360%         1,000      997                                   1,000       997
                                      05/21/98       5.340%         1,000      997                                   1,000       997
                                      05/27/98       5.350%         1,000      996                                   1,000       996
                                      06/02/98       5.230%         1,000      995                                   1,000       995
                                      06/05/98       5.380%         2,000    1,990                                   2,000     1,990
                                      06/09/98       5.290%         1,500    1,491                                   1,500     1,491
                                      06/15/98       5.220%         1,500    1,490                                   1,500     1,490
                                      06/29/98       5.220%         1,000      991                                   1,000       991
                                      06/30/98       5.280%         2,000    1,982                                   2,000     1,982
                                      07/09/98       5.320%         1,000      990                                   1,000       990
                                      07/31/98       5.370%         1,500    1,480                                   1,500     1,480
                                      08/03/98       5.310%         2,000    1,972                                   2,000     1,972
                                      09/16/98       5.240%         1,500    1,470                                   1,500     1,470
                                      10/01/98       5.260%         1,500    1,467                                   1,500     1,467
                                                                          --------                                          --------
                                                                            24,155                                            24,155
                                                                          --------                                          --------

       Federal Farm
       Credit Bureau
                                     07/13/98        5.250%        2,000    1,979                                    2,000     1,979
                                      08/17/98       5.220%        1,500    1,476                                    1,500     1,476
                                                                          --------                                          --------
                                                                            3,455                                              3,455
                                                                          --------                                          --------



      TOTAL FIXED-INCOME SECURITIES - 100.0%
      (cost of $27,610)                                                    27,610                                             27,610
                                                                          --------                                          --------

      ------------------------------------------------------------
      OTHER INVESMENTS -  38.5%
      ------------------------------------------------------------
       Stein Roe & Farnham Cash Reserves Fund                                                (a)      196,301          (a)   196,301
                                                                                                 ------------           ------------

      SHORT-TERM OBLIGATIONS - 0.1%
      ------------------------------------------------------------
       Repurchase agreement with State
       Street Bank and Trust
       Company, dated 04/30/98 due
       05/01/98 at 4.250%,
       collateralized by a U.S.
       Treasury note maturing
       02/15/16, with a
       market value of $41,063                                $    38          38                    $    38                      38
                                                                       -----------                                       -----------



      OTHER ASSETS & LIABILITIES, NET- (0.2)%                                 (41)                       (777)  21             (797)
      ------------------------------------------------------------    ------------                ----------- ----      ------------

      NET ASSETS  - 100%                                                $  27,607                  $  195,524  $21        $  223,152
                                                                      ============                =========== ====      ============
      NOTES TO INVESTMENT
      PORTFOLIO:
      -------------------------------------------------------------------------------------------------------
      (a) Rounds to less than one.

            CRABBE HUSON U.S. GOVERNMENT MONEY MARKET FUND (CHUSGMMF)
                                       AND
                        COLONIAL MONEY MARKET FUND (CMMF)
                               PRO FORMA COMBINING
                       STATEMENT OF ASSETS AND LIABILITIES
                        (UNAUDITED, DOLLARS IN THOUSANDS)

                                     CHUSGMMF            CMMF                              PRO-FORMA
                                   April 30, 1998    April 30, 1998     COMBINED           ADJUSTMENT       PRO-FORMA
ASSETS
Investments at market                   $ 27,610        $ 196,301         $ 223,911                            $ 223,911
Short-term obligations                        38                -                38                                   38
                                   --------------    -------------    --------------                     ----------------
                                          27,648          196,301           223,949                              223,949

Receivable for:
  Fund shares sold                           333               70             $ 403                                $ 403
  Dividends & Interest                       (a)                -               (a)                                  (a)
Receivable from Advisor                        -                -                 -                                    -
Other                                          1               11                12                                   12
                                   --------------    -------------    --------------                     ----------------
    Total Assets                          27,982          196,382           224,364                              224,364

LIABILITIES
Payable for:
  Fund shares repurchased                    299              129               428                                  428
  Distributions                               20              695               715                                  715
Payable to Adviser                             1                -                 1                                    1

Accrued:
  Distribution fee                            21                -                21              (21) (b)              -
Other                                         34               34                68                                   68
                                   --------------    -------------    --------------    -------------    ---------------
    Total Liabilities                        375              858             1,233              (21)              1,212

NET ASSETS                              $ 27,607        $ 195,524         $ 223,131                            $ 223,152
                                   ==============    =============    ==============                     ================

(a)  Rounds to less the one.
(b)  Elimination of distribution fee.

            CRABBE HUSON U.S. GOVERNMENT MONEY MARKET FUND (CHUSGMMF)
                                       AND
                   COLONIAL MONEY MARKET FUND (Class A) (CMMF)
                               PRO FORMA COMBINING
                             STATEMENT OF OPERATIONS
                       TWELVE MONTHS ENDED APRIL 30, 1998
                                   (UNAUDITED)

                                                             CMMF
                                        CHUSGMMF            (Class A)
                                        4/30/98               4/30/98              COMBINED       ADJUST     COMBINED (New Class A)
                              ----------------------- --------------------  ------------------ ----------- -------------------------
INVESTMENT INCOME
Interest                         1,676,883    5.74%   10,573,233    5.44%   12,250,116   5.48%        -    12,250,116          5.48%
                              -------------  ------- ------------  ------- ------------ ------ ----------- -----------   -----------
                                 1,676,883    5.74%   10,573,233    5.44%   12,250,116   5.48%        -    12,250,116          5.48%
EXPENSES
Management fee                    (152,188)  -0.52%     (471,643)  -0.24%     (623,831) -0.28%  623,831 (a)        -           0.00%
Transfer agent                     (55,579)  -0.19%     (374,611)  -0.19%     (430,190) -0.19%  (17,007)(b)  (447,197)        -0.20%
Transfer agent out-of-pocket             -    0.00%      (99,751)  -0.05%      (99,751) -0.04%     (249)     (100,000)        -0.04%
Administration fee                 (12,459)  -0.04%      (18,055)  -0.01%      (30,514) -0.01% (528,483)(c)  (558,997)        -0.25%
Bookkeeping fee                          -    0.00%      (71,012)  -0.04%      (71,012) -0.03%  (16,747)(d)   (87,759)        -0.03%
Trustees fee                        (2,221)  -0.01%      (20,103)  -0.01%      (22,324) -0.01%    2,324 (e)   (20,000)        -0.01%
Custodian fee                      (25,819)  -0.09%      (10,184)  -0.01%      (36,003) -0.02%   29,739 (f)    (6,264)         0.00%
Audit fee                           (4,630)  -0.02%      (25,177)  -0.01%      (29,807) -0.01%    1,807 (g)   (28,000)        -0.01%
Legal fee                           (1,954)  -0.01%       (8,685)   0.00%      (10,639)  0.00%      982 (h)    (9,657)         0.00%
Registration fee                   (19,339)  -0.07%     (153,540)  -0.08%     (172,879) -0.08%   17,879 (i)  (155,000)        -0.07%
Reports to shareholders             (4,882)  -0.02%       (8,317)   0.00%      (13,199) -0.01%   (7,801)(j)   (21,000)        -0.01%
Interest expense                        (2)   0.00%            -    0.00%           (2)  0.00%        2 (k)         -          0.00%
Amortization of org. costs         (18,163)  -0.06%            -    0.00%      (18,163) -0.01%   18,163 (l)         -             -
Hub expense                              -    0.00%      (73,588)  -0.04%      (73,588) -0.03% (486,412)(m)  (560,000)        -0.25%
Other                              (12,659)  -0.04%       (8,391)   0.00%      (21,050) -0.01%    2,050       (19,000)        -0.01%
                               ------------ --------- ------------ -------  ----------- ------ ---------    ----------   -----------
   Total operating expenses       (309,895)  -1.06%   (1,343,057)  -0.69%   (1,652,952) -0.74% (359,921)   (2,012,873)        -0.89%
                               ------------ --------- ------------ -------  ----------- ------ ---------    ----------   -----------
      Pre 12b-1 operating income 1,327,330    4.68%    9,230,176    4.75%   10,597,164   4.74% (359,921)   10,237,243          4.59%
 12b-1 fees:
   Service fee                     (73,096)  -0.25%            -    0.00%      (73,096) -0.03%   73,096 (n)         -          0.00%
     Pre reimbursement income    1,254,234    4.43%    9,230,176    4.75%   10,524,068   4.71% (286,825)   10,237,243          4.59%
                              ------------- --------- ------------ -------  ----------- ------ ----------  -----------   -----------
Reimbursement                      152,116    0.52%            -    0.00%      152,116   0.07% (152,116)(o)         -          0.00%
                              ------------- --------- ------------ -------  ----------- ------ ----------  -----------   -----------
       Net Income                1,406,350    4.95%    9,230,176    4.75%   10,676,184   4.77% (438,941)   10,237,243          4.59%
                              ============= ========= ============ =======  =========== ====== ==========  ===========   ===========
NOTE: All percentages shown are as a percent of the respective average net assets shown below each column.
Average Net Assets (Total Fund)        $ 29,238,000         $ 194,360,605         $223,598,605                         $ 223,598,605


(a) Elimination of CHUSGMMF and CMMF management fee. Under a Hub/Spoke arrangement.
(b) Based on the CMMF's Transfer Agent fee schedule.
(c) Based on a full year of the CMMF's Administration fee schedule. The amount shown for 4/30/98 is only a partial year, due to the fund becoming hub/ spoke mid year.
(d) Based on the CMMF's Bookkeeping fee schedule.
(e) Elimination of CHUSGMMF trustee fee and adjustment for new net assets under the Colonial Trustee Plan.
(f) Elimination  of CHUSGMMF  custody  bills and adjusted for new assets.
(g) Elimination of CHUSGMMF audit and adjusted for increase in assets.
(h) Elimination of CHUSGMMF legal bills.
(i) Adjustment due to the elimination of duplicate registration in some states.
(j) Elimination of the duplicate portion of shareholder reports cost.
(k) Elimination of CHUSGMMF interest expense.
(l) Adjustment to Hub expenses for new asset base.
(m) Elimination of CHUSGMMF organization costs.
(n) Elimination of CHUSGMMF 12b-1 fees.
(o) Elimination of CHUSGMMF reimbursement plan.

           CRABBE HUSON U.S. GOVERNMENT MONEY MARKET FUND (CHUSGMMF)
                                       AND
                   COLONIAL MONEY MARKET FUND (Class A) (CMMF)
                         PRO FORMA COMBINING SCHEDULE OF
                ACCUMULATED REALIZED AND UNREALIZED GAINS/LOSSES
                                 APRIL 30, 1998
                                   (UNAUDITED)

                                                                                                                             % OF
                                                                             CMMMF                                          COMBINED
                                            CHUSGMMF         % OF NAV       (Class A)        % OF NAV         COMBINED         NAV
                                       ---------------   -------------   -------------   -------------   ---------------------------
  Net realized gain/(loss)*                    (2,942)       0.00%           0               0.00%           (2,942)           0.00%

  Net unrealized gain/(loss)                        -        0.00%           -               0.00%                0            0.00%

                                       ---------------   -------------   -------------   -------------   -------------   -----------
                                               (2,942)       0.00%           0               0.00%           (2,942)           0.00%
                                       ===============   =============   =============   =============   =============   ===========


  *CHUSGMMF have capital loss carryforwards of $2,942 that expire in 2005.

                                  CAPITALIZATION
                                  APRIL 30, 1998
                                    (UNAUDITED)


The   capitalization  of  CHUSGMMF  and  CMMF  (Class  A),  and  the  pro  forma capitalization of CMMF (Class A) after giving effect to the combination, are as follows:

                                                                CMMF                PRO FORMA          PRO FORMA
                                         CHUSGMMF             (Class A)             ADJUSTMENTS        COMBINED
                                      ----------------     ----------------      ------------------------------------

Net Assets                                $27,607,177         $195,523,723           $21,226            $223,152,126

Shares Outstanding                         27,607,177          195,521,379              -                223,128,556

Share Value                                     $1.00                $1.00              -                      $1.00


Thus, based on April 30, 1998 values, each holder of a share of CHUSGMMF with a net asset value of $1.00 would receive 1 share of CMMF (Class A) in the combination with an aggregate net asset value of $1.00.

                                                                         PRO FORMA INVESTMENT PORTFOLIO
                                                             COLONIAL SHORT DURATION U.S. GOVERNMENT FUND (CSDUSGF)
                                                                                       AND
                                                               CRABBE HUSON U.S. GOVERNMENT INCOME FUND (CHUSGIF)
                                                                        (UNAUDITED, DOLLARS IN THOUSANDS)
                                                                                  APRIL 30,1998
                                                                                                            Pro Forma   Pro Forma
                                                                           CSDUSGF               CHUSGIF    Adjustment  Combined
------------------------------------------------------------------------------------------    -------------- --------   ---------
                                                       ANNUALIZED
                                                      YIELD AT TIME      (unaudited)           (unaudited)
FIXED-INCOME SECURITIES - 100.0%             MATURITY  OF PURCHASE    PAR         VALUE        PAR    VALUE          PAR       VALUE
------------------------------------------------------------------------------------------    --------------       -----------------
U.S. GOVERNMENT AGENCIES - 100.0%
    Federal Farm Credit Bank                 01/16/02      6.400%                              250  $  254          250    $     254
    Federal Home Loan Bank                   02/21/02      6.290%                              220     223          220          223
    Federal Home Loan Bank                   01/08/04      6.490%                              200     206          200          206
    Federal Home Loan Bank                   03/10/05      7.590%                               50      55           50           55
    Federal National Mortgage Association    09/30/98      4.950%                              150     149          150          149
    Federal National Mortgage Association    09/25/00      6.080%                              120     121          120          121
    Federal National Mortgage Association    12/18/00      8.250%                              300     318          300          318
    Federal National Mortgage Association    07/18/02      6.230%                              200     203          200          203
    Federal National Mortgage Association    03/28/05      7.375%                               50      54           50           54
    Federal National Mortgage Association    02/02/06      5.875%                              200     198          200          198
                                                                                                  --------                 ---------
                                                                                                     1,781                     1,781
                                                                                                  --------                 ---------
    Government National Mortgage Association 01/13/24      6.500%      500           495                            500          495
    Government National Mortgage Association 03/15/09      9.000%      230           248                            230          248
                                                                            -------------
                                                                                     743
                                                                            -------------
    Federal National Mortgage Association    12/01/08      6.000%      452           445                            452          445
    Federal National Mortgage Association    01/01/10      6.000%      500           493                            500          493
    Federal National Mortgage Association    12/01/06      9.500%      127           135                            127          135
    Federal National Mortgage Association    04/01/27      7.500%      500           513                            500          513
    Federal National Mortgage Association    09/07/00      6.240%      400           404                            400          404
                                                                            -------------                                  ---------
                                                                                   1,990                                       1,990
                                                                            -------------                                  ---------
                                                                            -------------
    Federal Home Loan Mortgage Corporation   03/01/09      9.250%      217           232                            217          232
                                                                            -------------
    GNMA Adjustable Rate Mortgage            08/20/22      6.875%       47            48                             47           48
    GNMA Adjustable Rate Mortgage            05/20/02      7.000%      457           468                            457          468
    GNMA Adjustable Rate Mortgage            06/20/23      7.375%      362           372                            362          371
                                                                            -------------                                  ---------
                                                                                     888                                         887
                                                                            -------------                                  ---------
    FHLMC Adjustable Rate Mortgage           07/01/19      7.391%      244           249                            244          248
    FHLMC Adjustable Rate Mortgage           11/01/18      6.577%      184           185                            184          185
    FHLMC Adjustable Rate Mortgage           02/01/18      6.096%      135           136                            135          136
                                                                            -------------                                  ---------
                                                                                     570                                         569
                                                                            -------------                                  ---------
    FNMA Adjustable Rate Mortgage            07/01/27      6.391%      152           152                            152          152
    FNMA Adjustable Rate Mortgage            12/01/17      8.105%       80            82                             80           82
    FNMA Adjustable Rate Mortgage            06/01/19      8.366%      220           232                            220          231
    FNMA Adjustable Rate Mortgage            07/01/20      7.614%      122           125                            122          125
    FNMA Adjustable Rate Mortgage            08/01/19      7.296%      199           204                            199          204
    FNMA Adjustable Rate Mortgage            11/01/19      7.435%      145           150                            145          150
    FNMA Adjustable Rate Mortgage            08/01/22      7.995%       89            92                             89           92
    FNMA Adjustable Rate Mortgage            11/01/23      7.583%      236           243                            236          243
                                                                            -------------                                  ---------
                                                                                   1,280                                       1,279
                                                                            -------------                                  ---------
    SLMA Float Rate Note                     02/22/99      5.372%    1,000           999                          1,000          999

U.S. GOVERNMENT BONDS AND NOTES - 100.0%
    U.S. Treasury Note                       10/31/98      5.875%      280           280                            280          280
    U.S. Treasury Note                       12/31/98      5.750%      415           416                            415          416
    U.S. Treasury Note                       01/31/99      5.875%      265           266                            265          266
    U.S. Treasury Note                       07/31/99      5.875%                              15      15            15           15
    U.S. Treasury Note                       09/30/99      5.750%      794           796                            794          796
    U.S. Treasury Note                       11/30/99      5.625%      670           670                            670          670
    U.S. Treasury Note                       12/31/99      5.625%                             375     375           375          375
    U.S. Treasury Note                       03/31/00      5.500%                              35      35            35           35
    U.S. Treasury Note                       08/15/00      6.000%      305           307                            305          307
    U.S. Treasury Note                       08/31/00      6.250%                             140     142           140          142
    U.S. Treasury Note                       11/30/00      5.625%                             100     100           100          100
    U.S. Treasury Note                       02/28/01      5.625%                             100     100           100          100
    U.S. Treasury Note                       05/31/01      6.500%      726           743                            726          743
    U.S. Treasury Note                       12/31/01      6.125%       63            64                             63           64
    U.S. Treasury Note                       06/30/02      6.250%      225           230                            225          230
    U.S. Treasury Note                       10/31/02      5.750%      160           160                            160          160
    U.S. Treasury Note                       12/31/02      5.625%                             935     933           935          933
    U.S. Treasury Note                       03/31/03      5.500%       70            70                             70           70
    U.S. Treasury Note                       11/15/05      5.875%      242           244                            242          244
    U.S. Treasury Note                       05/15/06      6.875%       96           103                             96          103
    U.S. Treasury Note                       10/15/06      6.500%                             210     221           210          220
    U.S. Treasury Bond                       02/15/21      7.875%      147           180                            147          180
    U.S. Treasury Note                       11/15/26      6.500%       19            20                             19           20
    U.S. Treasury Bond                       11/15/27      6.125%       31            32                             31           32
                                                                            -------------         --------
                                                                                   4,581             1,921
                                                                            -------------         --------
MORTGAGE PASS-THROUGH SECURITIES - 100.0%                                                         --------
    Government National Mortgage Association 10/15/27      7.000%                             249      253          249          253
                                                                                                  --------

TOTAL FIXED-INCOME SECURITIES - 100.0% (cost of $27,610)                          11,283             3,955                    15,238

SHORT-TERM OBLIGATIONS - 4.1%
-----------------------------------------------------------------------------------------         ---------               ----------
    Repurchase  agreement  with  State  Street  Bank and  Trust  Company,  dated
    04/30/98 due 05/01/98 at 4.250%, collateralized by a U.S. Treasury note                $   33      33          $ 33           33
                                                                                                  ---------               ----------
    Repurchase agreement with ABN Amro Chicago Corp.,
    dated 04/30/98 due 05/01/98 at 5.520%,
    collateralized by a U.S. Treasury note                      $    2,800         2,800                        $2,800         2,800
                                                                            -------------                                 ----------
OTHER ASSETS & LIABILITIES, NET- (0.6)%                                           (1,390)              42   (1)              (1,349)
-----------------------------------------------------------------------------------------    ------------                 ----------
NET ASSETS - 100%                                                           $     12,693        $   4,030                 $   16,722
                                                                            -------------    ------------                 ----------
NOTES TO INVESTMENT PORTFOLIO:
------------------------------------------------------------------------------------------------------------------------------------
(a) Rounds to less than one.

                      CRABBE HUSON U.S. GOVERNMENT INCOME FUND (CHUSGIF)
                                       AND
                            COLONIAL SHORT DURATION U.S. GOVERNMENT FUND (Class A) (CSDUSGF)
                               PRO FORMA COMBINING
                       STATEMENT OF ASSETS AND LIABILITIES
                                 APRIL 30, 1998
                            (UNAUDITED, DOLLARS IN THOUSANDS)

                                                                                           PRO-FORMA
                                      CHUSGIF          CSDUSGF          COMBINED           ADJUSTMENT       PRO-FORMA
ASSETS
Investments at market                     $3,955          $11,283           $15,238                              $15,238
Short-term obligations                        33            2,800             2,833                                2,833
                                   --------------    -------------    --------------                     ----------------

                                           3,988           14,083            18,071                               18,071

Receivable for:
  Investments sold
                                               -            2,801             2,801                                2,801
  Fund shares sold
                                               -              100               100                                  100
  Dividends & Interest
                                              61              144               205                                  205
Receivable from Advisor
                                               -               73                73                                   73
Other                                        (a)
                                                                5                 3                                    3
                                   --------------    -------------    --------------                     ----------------
    Total Assets
                                           4,049           17,206            21,253                               21,253

LIABILITIES
Payable for:
  Investments Purchased
                                               -            4,301             4,301                                4,301
  Fund shares repurchased
                                               3               89                92                                   92
  Distributions
                                               4               55                59                                   59
Payable to Adviser                           (a)                                (a)                                  (a)
                                                                -

Accrued:
  Distribution fee
                                               1                -                 1              (1) (b)               -
Other
                                              11               68                79                                   79
                                   --------------    -------------    --------------    -------------    ----------------
    Total Liabilities                         19            4,513             4,532              (1)               4,531

NET ASSETS                                $4,030          $12,693           $16,721                              $16,722
                                   ==============    =============    ==============                     ================

(a) Rounds to less than one.
(b) Elimination of the distribution fee.

                                                                             CRABBE HUSON U.S. GOVERNMENT INCOME FUND (CHUSGIF)
                                                                                                    AND
                                                                      COLONIAL SHORT DURATION U.S. GOVERNMENT FUND (Class A)
                                                                                                 (CSDUSGF)
                                                                                            PRO FORMA COMBINING
                                                                                          STATEMENT OF OPERATIONS
                                                                                     TWELVE MONTHS ENDED APRIL 30, 1998
                                                                                                (UNAUDITED)
                                                                                     CSDUSGF
                                               CHUSGIF                              (Class A)
                                               4/30/98                               4/30/98                    COMBINED
                                  ---------------------------------    ---------------------------  ------------------------------
INVESTMENT INCOME
Interest                               275,211                5.85%         730,162          5.90%    1,005,373           5.89%
                                  -------------     ---------------    ----------------    -------  -------------  ---------------
                                       275,211                5.85%         730,162          5.90%    1,005,373           5.89%
EXPENSES
Management fee                         (23,858)              -0.51%         (66,803)        -0.54%      (90,661)         -0.53%
Transfer agent                         (23,302)              -0.50%         (20,870)        -0.17%      (44,172)         -0.26%
Transfer agent out-of-pockets                -                0.00%          (2,816)        -0.02%       (2,816)         -0.02%
Bookkeeping fee                              -                0.00%         (27,010)        -0.22%      (27,010)         -0.16%
Trustees fee                              (417)              -0.01%         (11,188)        -0.09%      (11,605)         -0.07%
Custodian fee                          (12,030)              -0.26%          (2,256)        -0.02%      (14,286)         -0.08%
Audit fee                               (2,640)              -0.06%         (19,895)        -0.16%      (22,535)         -0.13%
Legal fee                                 (417)              -0.01%         (12,675)        -0.10%      (13,092)         -0.08%
Registration fee                       (12,839)              -0.27%         (33,312)        -0.27%      (46,151)         -0.27%
Reports to shareholders                   (645)              -0.01%          (6,208)        -0.05%       (6,853)         -0.04%
Administration fee                      (2,072)              -0.04%               -          0.00%       (2,072)         -0.01%
Interest Expense                          (114)               0.00%               -          0.00%         (114)          0.00%
Amortization of deferred
  organization costs                    (6,253)               0.00%          (6,631)        -0.05%      (12,884)         -0.08%
Other                                   (1,823)              -0.02%          (5,840)        -0.05%       (7,663)         -0.04%
                                  -------------     ---------------    ----------------    -------    ----------      -----------

   Total operating expenses            (86,410)              -1.84%        (215,504)        -1.75%     (301,914)         -1.77%
                                  -------------     ---------------    ----------------    -------    ----------      -----------
      Pre 12b-1 operating income       188,801                4.02%         514,658          4.16%      703,459           4.12%
 12b-1 fees:
   Service Fee                          (8,233)              -0.18%         (24,291)        -0.20%      (32,524)         -0.19%
     Pre reimbursement income          180,568                3.84%         490,367          3.96%      670,935           3.93%
                                  -------------     ---------------    ----------------    -------    ----------      -----------
Reimbursement                           59,052                1.26%         175,969          1.42%      235,021           1.38%
                                  -------------     ---------------    ----------------    -------    ----------      -----------
       Net Income                      239,620                5.10%         666,336          5.38%      905,956           5.30%
                                  =============     ===============    ================    =======    ==========      ===========

NOTE: All percentages shown are as a percent of the respective average net assets shown below each column.

Average Net Assets (Total Fund)                         $4,702,000                    $ 12,378,000                 $ 17,080,000

                      CRABBE HUSON U.S. GOVERNMENT INCOME FUND (CHUSGIF)
                                             AND
                COLONIAL SHORT DURATION U.S. GOVERNMENT FUND (Class A) (CSDUSGF)
                                      PRO FORMA COMBINING
                                   STATEMENT OF OPERATIONS
                            TWELVE MONTHS ENDED APRIL 30, 1998
                                        (UNAUDITED)
                                  (Continued from above)

                                      ADJUST                     COMBINED
                                  ------------    ---------------------------------------
INVESTMENT INCOME

Interest                                -               1,005,373                   5.89%
                                   ----------     ---------------            ------------
                                        -               1,005,373                   5.89%
EXPENSES
Management fee                      (3,279) (a)           (93,940)                 -0.55%
Transfer agent                      15,136  (b)           (29,036)                 -0.17%
Transfer agent out-of-pockets       (2,308) (c)            (5,124)                 -0.03%
Bookkeeping fee                         10                (27,000)                 -0.16%
Trustees fee                           405                (11,200)                 -0.07%
Custodian fee                       10,786  (d)            (3,500)                 -0.02%
Audit fee                            2,535  (e)           (20,000)                 -0.12%
Legal fee                              342                (12,750)                 -0.07%
Registration fee                     6,151 (f)            (40,000)                 -0.23%
Reports to shareholders                 53 (g)             (6,800)                 -0.04%
Administration fee                   2,072 (h)                  -                   0.00%
Interest Expense                       114 (i)                  -                   0.00%
Amortization of deferred
  organization costs                12,884 (j)                  -                   0.00%
Other                                   13                 (7,650)                 -0.04%
                                  -------------     --------------          -------------

   Total operating expenses         44,914               (257,000)                 -1.50%
                                  -------------     --------------          -------------
      Pre 12b-1 operating income    44,914                748,373                   4.38%
 12b-1 fees:
   Service Fee                      (1,636)(k)            (34,160)                 -0.20%
     Pre reimbursement income       33,144                714,213                   4.18%
                                  -------------     --------------          -------------
Reimbursement                      (38,601)(l)            196,420                   1.15%
                                  -------------     --------------     ------------------
       Net Income                   (5,457)               910,633                   5.33%
                                  =============     ==============     ==================

NOTE: All percentages shown are as a percent of the respective average net assets shown below each column.

Average Net Assets (Total Fund)                                              $ 17,080,000


(a) Based on CSDUSGF's management/administration contract.
(b) Based on CSDUSGF's transfer agent contract.
(c) Based on combined number of accounts.
(d) Elimination of CHUSGIF custodian contract (which included bookkeeping costs) and replacing with CSDUSGF contract.
(e) Elimination of CHUSGIF audit costs.
(f) Adjustment due to elimination of duplicate registration in some states.
(g) Elimination of the duplicate portion of shareholder reports cost.
(h) Elimination of CHUSGIF administration contract.
(i) Elimination of CHUSGIF interest expense.
(j) Elimination of CHUSGIF org. costs and CSDUSGF no longer has org. costs.
(k) Based on CSDUSGF's 12b-1 contract.
(l) Based on CSDUSGF's reimbursement agreement.

               CRABBE HUSON U.S. GOVERNMENT INCOME FUND (CHUSGIF)
                                       AND
        COLONIAL SHORT DURATION U.S. GOVERNMENT FUND (Class A) (CSDUSGF)
                         PRO FORMA COMBINING SCHEDULE OF
                ACCUMULATED REALIZED AND UNREALIZED GAINS/LOSSES
                                 APRIL 30, 1998
                                   (UNAUDITED)
                                                                                                                          % OF
                                                                          CSDUSGF                                        COMBINED
                                         CHUSGIF         % OF NAV        (Class A)       % OF NAV          COMBINED         NAV
                                      --------------    ------------    ------------    ------------    ----------------------------
Net realized gain/(loss)*                     7,731           0.19%        (55,676)          -0.78%        (47,945)          -0.43%

Net unrealized gain/(loss)                    5,215           0.13%         32,167            0.45%         37,382            0.34%

                                      --------------    ------------    ------------    ------------    ------------    ------------
                                             12,946           0.32%        (23,509)          -0.33%        (10,563)          -0.09%
                                      ==============    ============    ============    ============    ============    ============





*CHUSGIF have capital loss carryforwards of $29,862 that expire in 2002.

                                                         CAPITALIZATION
                                                         APRIL 30, 1998
                                                          (UNAUDITED)



The capitalization of CHUSGIF and CSDUSGF (Class A), and the pro forma capitalization of CSDUSGF (Class A) after giving effect to the combination, are as follows:

                                                               CSDUSGF              PRO FORMA          PRO FORMA
                                          CHUSGIF             (Class A)             ADJUSTMENTS        COMBINED
                                      ----------------     ----------------      ------------------------------------
Net Assets                                 $4,030,267           $7,119,943           $1,207              $11,151,417

Shares Outstanding                            374,070              714,935              --                 1,119,305

Share Value                                    $10.77                $9.96                                     $9.96


Thus, based on April 30, 1998 values, each holder of a share of CHUSGIF with a net asset value of $10.77 would receive 1.081 shares of CSDUSGF (Class A) in the combination with an aggregate net asset value of $9.96.


Part C.  OTHER INFORMATION

Item 15.  Indemnification

Article VIII of the Registrant's Agreement and Declaration of Trust, as amended, provides for indemnification of the Registrant's Trustees and officers. The effect of the relevant section of Article VIII of the Registrant's Agreement and Declaration of Trust, as amended, is to provide indemnification for each of the Registrant's Trustees and officers against liabilities and counsel fees reasonably incurred in connection with the defense of any legal proceeding in which such Trustee or officer may be involved by reason of being or having been a Trustee or officer, except with respect to any matter as to which such Trustee or officer shall have been adjudicated not to have acted in good faith in the reasonable belief that such Trustee's or officer's action was in the best interest of the Registrant, and except that no Trustee or officer shall be indemnified against any liability to the Registrant or its shareholders to which such Trustee or officer shall otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Trustee's or officers's office.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission (the "Commission") such indemnification is against public policy as expressed in the Act, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 16.  Financial Statements and Exhibits.

          1. Amendment No. 5 to the Agreement and Declaration of Trust (incorporated by reference to Post-Effective Amendment No. 28 to the Registration Statement of Colonial Trust II, Registration Nos. 2-66976 and 811-3009, filed with the Commission on December 13, 1996)

          2. By-Laws, as amended, (incorporated by reference from Post-Effective Amendment No. 25 to the Registration Statement of Colonial Trust II, Registration Nos. 2- 66976 and 811-3009, filed with the Commission on March 20, 1996)

          3.   Not applicable

          4. Agreement and Plan of Reorganization constitutes Exhibit A in Part A of this Registration Statement

          5.   Not applicable

          6. Form of Management Agreement (CSDUSGF) (incorporated by reference from Post-Effective Amendment No. 24 to the Registration Statement of Colonial Trust II, Registration Nos. 2-66976 and 811-3009, filed with the Commission on December 11, 1995)

          7.(a) Form of Distributor's Contract (incorporated herein by reference to Exhibit 6.(a) to Post-Effective Amendment No. 101 to the Registration Statement of Colonial Trust III, Registration Nos. 2-15184 and 811-881, filed with the Commission on July 24, 1998)

          7.(b) Form of Selling Agreement (incorporated herein by reference to
               Exhibit 6.(a) to Post-Effective Amendment No. 10 to the Registration Statement of Colonial Trust VI, Registration Nos. 33-45117 and 811-6529, filed with the Commission on September 27,
               1996)

          7.(c) Form of Bank and Bank Affiliated Selling Agreement (incorporated herein by reference to Exhibit 6.(c) to Post-Effective Amendment No. 10 to the Registration Statement of Colonial Trust VI, Registration Nos. 33-45117 and 811-6529, filed with the Commission on September 27, 1996)

          7.(d) Form of Asset Retention Agreement (incorporated herein by reference to Exhibit 6.(d) to Post-Effective Amendment No. 10 to Registration Statement of Colonial Trust VI, Registration Nos. 33-45117 and 811-6529, filed with the Commission on September 27,
               1996)

          8.   Not applicable

          9. Custody Agreement with The Chase Manhattan Bank (incorporated herein by reference to Exhibit 8 to Post-Effective Amendment No. 13 to the Registration Statement of Colonial Trust VI, Registration Nos. 33-45117 and 811-6529, filed with the Commission on October 24, 1997)

          10. Form of Distribution Plan adopted pursuant to Section 12b-1 of the Investment Company Act of 1940 (incorporated by reference to the Distributor's Contract filed as Exhibit 7.(a) hereto)

          11.(a) Opinion and Consent of Counsel to Colonial Money Market Fund as to Legality of the Securities Being Registered

          11.(b) Opinion and Consent of Counsel to Colonial Short Duration U.S.
               Government Fund as to Legality of Securities Being Registered

          12.(a) Opinion and Consent of Counsel to Colonial Money Market Fund
               Supporting Tax Matters and Consequences to Shareholders

          12.(b) Opinion and Consent of Counsel to Colonial Short Duration U.S.
               Government Fund Supporting Tax Matters and Consequences to Shareholders

          13.(a) Form of Pricing and Bookkeeping Agreement with Colonial
               Management Associates, Inc. (incorporated herein by reference to
               Exhibit 9.(b) to Post-Effective Amendment No. 10 to the Registration Statement of Colonial Trust VI, Registration Nos. 33-45117 and 811-6529, filed with the Commission on September 27,
               1996)

          13.(b) Amendment to Appendix I of Pricing and Bookkeeping Agreement
               (incorporated by reference to Post-Effective Amendment No. 29 to the Registration Statement of Colonial Trust II, Registration Nos. 2-66976 and 811-3009, filed on March 11, 1997)

          13.(c) Amended and Restated Shareholders' Servicing and Transfer Agent
               Agreement, as amended, with Colonial Management Associates, Inc. and Colonial Investors Service Center, Inc. (incorporated herein by reference to Exhibit 9.(b) to Post- Effective Amendment No. 10 to the Registration Statement of Colonial Trust VI, Registration Nos. 33-45117 and 811-6529, filed with the Commission on September 27, 1996)

          13.(d) Amendment No. 10 to Schedule A of Amended and Restated
               Shareholders' Servicing and Transfer Agent Agreement dated October 1, 1997 (incorporated herein by reference to Exhibit 9.(a)(ii) to Post-Effective Amendment No. 13 to the Registration Statement of Colonial Trust VI, Registration Nos. 33-45117 and 811- 6529, filed with the Commission on October 24, 1997)

          13.(e) Amendment No. 15 to Appendix I of Amended and Restated
               Shareholders' Servicing and Transfer Agent Agreement dated October 1, 1997 (incorporated herein by reference to Exhibit 9.(a)(iii) to Post-Effective Amendment No. 13 to the Registration Statement of Colonial Trust VI, Registration Nos. 33-45117 and 811- 6529, filed with the Commission on October 24, 1997)

          13.(f) Credit Agreement (incorporated herein by reference to Exhibit
               9.(f) to Post- Effective Amendment No. 19 to the Registration Statement of Colonial Trust V, Registration Nos. 811-5030 and 33-12109, filed with the Commission on May 20, 1996)

          13.(g) Amendment No. 1 to the Credit Agreement (incorporated herein by reference to Exhibit 9.(f) to Post-Effective Amendment No. 99 to the Registration Statement of Colonial Trust III, Registration Nos. 811-881 and 2-15184, filed with the Commission on December 17, 1997)

          13.(h) Amendment No. 2 to the Credit Agreement (incorporated herein by reference to Exhibit 9.(g) to Post-Effective Amendment No. 99 to the Registration Statement of Colonial Trust III, Registration Nos. 811-881 and 2-15184, filed with the Commission on December 17, 1997)

          13.(i) Amendment No. 3 to the Credit Agreement (incorporated herein by reference to Exhibit 9.(h) to Post-Effective Amendment No. 99 to the Registration Statement of Colonial Trust III, Registration Nos. 811-881 and 2-15184, filed with the Commission on December 17, 1997)

          13.(j) Form of Administration Agreement with Colonial Management
               Associates, Inc. (CMMF) (incorporated herein by reference to
               Exhibit 9.(iii) to Post-Effective Amendment No. 34 to the Registration Statement of Colonial Trust II, Registration Nos. 2-66976 and 811-3009, filed with the Commission on December 31,
               1997)

          13.(k) Form of Indemnification Agreement (CMMF) (incorporated by reference to Exhibit 9.(v) to Post-Effective Amendment No. 34 to the Registration Statement of Colonial Trust II Registration Nos. 2-66976 and 811-3009, filed with the Commission on December 31,
               1997)

          14.(a) Consent of Independent Accountants (PricewaterhouseCoopers LLP)

          14.(b) Consent of Independent Auditors (KPMG Peat Marwick LLP)

          15.  Not applicable

          16. Power of Attorney for: Robert J. Birnbaum, Tom Bleasdale, Lora S. Collins, James A. Grinnell, Richard W. Lowry, William E. Mayer, James L. Moody, Jr., John J. Neuhauser, and Robert L. Sullivan (incorporated herein by reference to Exhibit 18.(a) to Post-Effective Amendment No. 99 to the Registration Statement of Colonial Trust III, Registration Nos. 2-15184 and 811-881, filed with the Commission on December 17, 1997)

          17.  Form of Proxy

Item 17.  Undertakings.

         1. The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

         2. The undersigned Registrant agrees that every prospectus that is filed under paragraph 1 above will be filed as a part of an amendment to this Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

                                     NOTICE

A copy of the Agreement and Declaration of Trust of Colonial Trust II (Trust), as amended, is on file with the Secretary of The Commonwealth of Massachusetts and notice is hereby given that this Registration Statement has been executed on behalf of the Trust by officers of the Trust as officers and by its Trustees as trustees and not individually, and the obligations of or arising out of this Registration Statement are not binding upon any of the Trustees, officers or shareholders of the Trust individually but are binding only upon the assets and property of Colonial Trust II.

                                   SIGNATURES

As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, in the City of Boston and Commonwealth of Massachusetts, on the 4th day of August, 1998.

                                                     COLONIAL TRUST II


                                            By:  /s/ STEPHEN E. GIBSON
                                                  ----------------------
                                                     Stephen E. Gibson
                                                     President


As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

SIGNATURE                                   TITLE                                         DATE
---------                                   -----                                         ----

/s/ STEPHEN E. GIBSON                       President (chief executive officer)           August 4, 1998
---------------------------
Stephen E. Gibson


/s/ TIMOTHY J. JACOBY                       Treasurer and Chief Financial
----------------------------                Officer (principal financial officer)         August 4, 1998
Timothy J. Jacoby


/s/ J. KEVIN CONNAUGHTON                    Controller and Chief Accounting               August 4, 1998
----------------------------                Officer (principal accounting officer)
J. Kevin Connaughton



/s/ ROBERT J. BIRNBAUM*                     Trustee                                       August 4, 1998
---------------------------


/s/ TOM BLEASDALE*                          Trustee                                       August 4, 1998
---------------------------
Tom Bleasdale


/s/ LORA S. COLLINS*                        Trustee                                       August 4, 1998
-------------------------------
Lora S. Collins


/s/ JAMES E. GRINNELL*                      Trustee                                       August 4, 1998
----------------------------
James E. Grinnell



/s/ RICHARD W. LOWRY*                       Trustee                                       August 4, 1998
--------------------------
Richard W. Lowry


/s/ WILLIAM E. MAYER*                       Trustee                                       August 4, 1998
----------------------------
William E. Mayer


/s/ JAMES L. MOODY, JR.*                    Trustee                                       August 4, 1998
----------------------------
James L. Moody, Jr.


/s/ JOHN J. NEUHAUSER*                      Trustee                                       August 4, 1998
---------------------------
John J. Neuhauser


/s/ ROBERT L. SULLIVAN*                     Trustee                                       August 4, 1998
--------------------------
Robert L. Sullivan


/s/ WILLIAM J. BALLOU                                                                     August 4, 1998
----------------------------
William J. Ballou
Attorney-in-fact for each
   trustee


                                  SIGNATURES

      As required by the Securities Act of 1933 this Registration Statement has been signed by the SR&F Base Trust, insofar as it relates tothe Colonial Money Market Fund series of the Registrant, in the City of Chicago and the State of Illinois on the 4th day of August, 1998.

                               SR&F BASE TRUST


                       By: /s/ THOMAS W. BUTCH
                               Thomas W. Butch, President


      As required by the Securities Act of 1933, this Registration Statement has been signed by the following trustees and officers of SR&F Base Trust in their capacities and on the date indicated.



SIGNATURES                                TITLE                      DATE

/s/   THOMAS W. BUTCH               President (Principal     August 4, 1998
       Thomas W. Butch              Executive Officer and
                                    Trustee)

/s/   GARY A. ANETSBERGER           Senior Vice President    August 4, 1998
       Gary A. Anetsberger          and Chief Financial
                                    Officer (Principal
                                    Financial Officer)

/s/   SHARON R. ROBERTSON           Controller (Principal    August 4, 1998
       Sharon R. Robertson          Accounting Officer)

/s/   WILLIAM W. BOYD               Trustee                  August 4, 1998
       William W. Boyd

/s/   LINDSAY COOK                  Trustee                  August 4, 1998
       Lindsay Cook

/s/   DOUGLAS A. HACKER             Trustee                  August 4, 1998
       Douglas A. Hacker

/s/   JANET LANGFORD KELLY          Trustee                  August 4, 1998
       Janet Langford Kelly

/s/   CHARLES R. NELSON             Trustee                  August 4, 1998
       Charles R. Nelson

/s/   THOMAS C. THEOBALD            Trustee                  August 4, 1998
       Thomas C. Theobald





                                            EXHIBIT INDEX


         11.(a) Opinion and Consent of Counsel to Colonial Money Market Fund as to Legality of the Securities Being Registered

         11.(b) Opinion and Consent of Counsel to Colonial Short Duration U.S. Government Fund as to Legality of Securities Being Registered

         12.(a) Opinion and Consent of Counsel to Colonial Money Market Fund Supporting Tax Matters and Consequences to Shareholders

         12.(b) Opinion and Consent of Counsel to Colonial Short Duration U.S. Government Fund Supporting Tax Matters and Consequences to Shareholders

         14.(a)   Consent of Independent Accountants (PricewaterhouseCoopers
                  LLP)

         14.(b)   Consent of Independent Auditors (KPMG Peat Marwick LLP)

         17.      Form of Proxy